CONSOLIDATED FINANCIAL STATEMENTS

Security Benefit Life Insurance Company and Subsidiaries

Years Ended December 31, 2024, 2023 and 2022

With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements

Years Ended December 31, 2024, 2023, and 2022

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

Opinion

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 25, 2025

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2024	2023
	(In Thousands)
Assets
Investments:
Fixed maturities, available for sale ($37,230.7 million and $40,239.2 million in amortized cost for 2024 and 2023, respectively; includes $322.2 million and $1,722.0 million related to consolidated variable interest entities for 2024 and 2023, respectively; includes $46.5 million and $8.1 million in credit loss allowances for 2024 and 2023, respectively)	$36,912,840	$39,589,948
Fixed maturities, trading	76,221	95,862
Equity securities	991,706	703,317
Notes receivable from related parties	2,079,394	995,715
Mortgage loans	2,745,425	787,674
Policy loans	62,973	64,371
Cash and cash equivalents (includes $42.5 million and $30.3 million related to consolidated variable interest entities for 2024 and 2023, respectively)	3,815,783	1,552,939
Short-term investments	91,020	160,883
Call options	1,020,039	759,014
Other invested assets	1,863,370	1,772,410

Total investments	49,658,771	46,482,133
Accrued investment income (includes $0.9 million and $36.4 million related to consolidated variable interest entities for 2024 and 2023, respectively)	647,867	795,032
Accounts receivable	351,095	360,985
Reinsurance recoverable	10,747,003	9,358,717
Deferred income tax asset	207,425	99,757
Property and equipment, net	45,876	48,027
Deferred policy acquisition costs	1,316,270	1,352,451
Deferred sales inducement costs	632,020	506,915
Value of business acquired	789,362	951,486
Goodwill	96,941	96,941
Other assets	182,362	227,191
Separate account assets	6,416,351	5,625,096

Total assets	$71,091,343	$65,904,731

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31,
	2024	2023
	(In Thousands)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$44,731,093	$41,794,451
Funds withheld and held liability	9,201,462	7,758,490
Accounts payable and accrued expenses	516,770	122,633
Surplus notes	113,170	114,299
Debt from consolidated variable interest entities	47,255	237,533
Option collateral	894,549	647,922
Other liabilities	647,706	551,148
Repurchase agreements	328,443	1,012,497
Separate account liabilities	6,416,351	5,625,096

Total liabilities	62,896,799	57,864,069
Stockholder’s equity:
Common stock (1)	7,000	7,000
Additional paid-in capital	4,394,107	4,394,107
Accumulated other comprehensive income (loss)	(127,469)	(230,289)
Retained earnings	3,814,678	3,869,844

Total Security Benefit Life Insurance Company stockholder’s equity	8,088,316	8,040,662
Noncontrolling interest	106,228	—

Total stockholder’s equity	8,194,544	8,040,662

Total liabilities and stockholder’s equity	$71,091,343	$65,904,731

(1)	$10 par value, 1,000,000 shares authorized, 700,000 issued and outstanding

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Revenues:
Net investment income	$3,026,091	$2,695,803	$2,038,760
Asset-based and administrative fees	73,081	66,893	69,912
Other product charges	273,050	245,274	237,203
Change in fair value of options, futures and swaps	459,480	184,326	(688,811)
Investment-related gains (losses)	(80,420)	(85,647)	242,064
Other revenues	138,361	131,493	113,888

Total revenues	3,889,643	3,238,142	2,013,016
Benefits and expenses:
Index credits and interest credited to account balances	1,128,491	586,521	404,318
Change in fixed index annuity embedded derivative and related benefits	(81,719)	377,405	(354,962)
Other benefits	666,906	468,916	129,991

Total benefits	1,713,678	1,432,842	179,347
Other operating expenses	431,168	396,857	395,928
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	522,411	390,073	88,617
Interest expense	212,025	158,168	81,044

Total benefits and expenses	2,879,282	2,377,940	744,936

Income before income tax expense	1,010,361	860,202	1,268,080
Income tax expense	207,455	173,330	253,202

Net income	802,906	686,872	1,014,878
Less: Net income attributable to noncontrolling interest	3,072	—	—

Net income attributable to Security Benefit Life Insurance Company	$799,834	$686,872	$1,014,878

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Net income	$802,906	$686,872	$1,014,878
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on available for sale securities	318,272	1,002,838	(1,755,789)
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business acquired and deferred sales inducement costs	(135,288)	(161,726)	347,925
Policy reserves and annuity account values	(80,164)	(169,047)	265,096

Total other comprehensive income (loss), net of tax	102,820	672,065	(1,142,768)

Comprehensive income (loss)	905,726	1,358,937	(127,890)
Less: Comprehensive income (loss) attributable to noncontrolling interest	3,072	—	—

Comprehensive income (loss) attributable to Security Benefit Life Insurance Company	$902,654	$1,358,937	$(127,890)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total SBLIC Retained Earnings	Noncontrolling Interest	Total
	(In Thousands)
Balance at January 1, 2022	$7,000	$3,659,107	$240,414	$2,623,006	$6,529,527	$—	$6,529,527
Net income	—	—	—	1,014,878	1,014,878	—	1,014,878
Other comprehensive income (loss), net	—	—	(1,142,768)	—	(1,142,768)	—	(1,142,768)
Contribution from parent	—	300,000	—	—	300,000	—	300,000
Dividends paid	—	—	—	(100,000)	(100,000)	—	(100,000)

Balance at December 31, 2022	7,000	3,959,107	(902,354)	3,537,884	6,601,637	—	6,601,637
Net income	—	—	—	686,872	686,872	—	686,872
Other comprehensive income (loss), net	—	—	672,065	—	672,065	—	672,065
Adoption of new accounting standards [1]	—	—	—	(4,912)	(4,912)	—	(4,912)
Contribution from parent	—	435,000	—	—	435,000	—	435,000
Dividends paid	—	—	—	(350,000)	(350,000)	—	(350,000)

Balance at December 31, 2023	7,000	4,394,107	(230,289)	3,869,844	8,040,662	—	8,040,662
Net income	—	—	—	799,834	799,834	3,072	802,906
Other comprehensive income (loss), net	—	—	102,820	—	102,820	—	102,820
Contribution of noncontrolling interest	—	—	—	—	—	103,156	103,156
Dividends paid	—	—	—	(855,000)	(855,000)	—	(855,000)

Balance at December 31, 2024	$7,000	$4,394,107	$(127,469)	$3,814,678	$8,088,316	$106,228	$8,194,544

1

Effective January 1, 2023, the Company adopted ASU 2016-13, Financial Instruments - Credit Losses, Measurement of Credit Losses on Financial Instruments, as clarified and amended by ASU 2019-04, Codification Improvements to Topic 326; ASU 2019-05 Financial Instruments - Credit Losses (Topic 326): Targeted Relief; and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments - Credit Losses.

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Operating activities
Net income	$802,906	$686,872	$1,014,878
Adjustments to reconcile net income to net cash and cash equivalents provided by (used in) operating activities:
Index credits and interest credited to account balances	1,128,491	586,521	404,318
Policy acquisition costs deferred	(359,442)	(366,519)	(336,381)
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	522,411	390,073	88,617
Investment-related (gains) losses	80,420	85,647	(242,064)
Change in fair value options, futures and swaps	(459,480)	(184,326)	688,811
Change in equity method investment	(93,438)	(80,456)	(82,281)
Change in fixed index annuity embedded derivative and related benefits	(81,719)	377,405	(354,962)
Amortization of investment premiums and discounts	(105,247)	(54,087)	(24,163)
Depreciation and amortization	7,358	12,342	11,902
Change in funds withheld and held liability	1,334,587	1,813,995	760,401
Deferred income taxes	(135,001)	(135,938)	(7,709)
Change in annuity guarantees	532,356	423,126	112,284
Change in accounts receivable	(18,744)	23,027	169,750
Change in investment income due and accrued	(485,052)	(431,741)	(543,618)
Change in accounts payable	7,080	7,280	(47,408)
Change in other liabilities	79,546	92,781	127,918
Other changes in operating assets and liabilities	72,663	10,482	(128,435)

Net cash and cash equivalents provided by (used in) operating activities	2,829,695	3,256,484	1,611,858
Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	21,718,867	8,021,523	9,295,573
Mortgage loans	338,443	103,769	296,179
Call options	950,526	228,232	166,257
Notes receivable from related parties	4,958,630	3,788,848	6,609,085
Net sales (purchases) of fixed maturities, trading	18,208	(35,834)	(10,130)
Other invested assets	673,650	868,683	445,505

	28,658,324	12,975,221	16,802,469
Acquisitions of investments:
Fixed maturities available for sale	(17,707,094)	(12,723,875)	(12,598,386)
Mortgage loans	(2,162,112)	(100,406)	(127,675)
Call options	(522,286)	(377,257)	(581,798)
Notes receivable from related parties	(6,035,840)	(3,086,017)	(5,511,951)
Net sales (purchases) of equity securities at fair value	(231,145)	(49,388)	(74,556)
Other invested assets	(1,177,952)	(378,225)	(419,557)

	(27,836,429)	(16,715,168)	(19,313,923)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Net sales (purchases) of property and equipment	$(263)	$(3,377)	$(677)
Net sales (purchases) of short-term investments	71,817	547,351	(206,459)
Net decrease (increase) in policy loans	1,398	1,936	2,078

Net cash and cash equivalents provided by (used in) investing activities	894,847	(3,194,037)	(2,716,512)
Financing activities
Payments on surplus notes, notes payable related to commission assignments, mortgage debt, and debt from consolidated VIEs	(190,277)	88,754	(45,527)
Contribution of noncontrolling interest	103,156	—	—
Capital contribution from parent	—	435,000	300,000
Dividends paid to parent	(355,000)	(350,000)	(100,000)
Net change in repurchase agreements	(684,055)	112,119	854,704
Deposits to annuity account balances	4,684,487	4,132,870	3,800,712
Withdrawals from annuity account balances	(5,020,009)	(4,204,464)	(3,218,339)

Net cash and cash equivalents provided by (used in) financing activities	(1,461,698)	214,279	1,591,550

Increase (decrease) in cash and cash equivalents	2,262,844	276,726	486,896
Cash and cash equivalents at beginning of period	1,552,939	1,276,213	789,317

Cash and cash equivalents at end of period	$3,815,783	$1,552,939	$1,276,213

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$109,701	$60,645	$44,634

Income taxes	$258,430	$321,301	$266,000

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$31,575	$81,441	$14,167

Securities purchased not yet settled in cash	$(436,817)	$(49,760)	$(54,135)

Securities sold not yet settled in cash	$82,280	$110,914	$47,107

Accrued interest paid in kind	$585,741	$382,913	$354,044

In-kind dividends to parent	$500,000	$—	$—

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2024, 2023 and 2022

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as SBLIC, the Company, or we), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.

The Company offers a diversified portfolio of products comprised primarily of fixed, fixed index, and variable annuities, and retirement plans. Our products are distributed by independent representatives through third-party distribution channels and sales networks.

Basis of Presentation

The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); Bentley Park, LLC, Chisholm Trail, LLC; Coronado Heights, LLC; Hawk Trail, LLC; Monarch Field, LLC; Pinckney Holdings, LLC; Ripley Park, LLC; SB IIS Co., LLC; SB ISH, LLC; Shamrock Valley, LLC; Triple 8, LLC; IDF VI, LLC; IDF V, LLC; SecBen GBM Investco, LLC; FHI Investor, LLC; and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.

Use of Estimates

The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of over-the-counter derivative financial instruments; determination of investment impairments and valuation allowances; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Significant Accounting Policies

Investments

Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stock. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (AOCI) in the consolidated balance sheets, net of cumulative adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values represent the impact from treating the unrealized gains or losses as if they were realized.

The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support certain funds withheld reinsurance liabilities (see Note 10). The change in fair value of these financial instruments is recognized as a component of investment-related gains (losses) in the consolidated statements of operations.

Equity securities include mutual funds, common stock, and non-redeemable preferred stock. Equity investments not accounted for under the equity method of accounting or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the investment-related gains (losses) in the consolidated statements of operations.

The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a variable interest.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.

Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to trading securities are reported as a component of investment-related gains (losses) in the consolidated statements of operations. Beginning in 2023, credit losses are also reported within investment-related gains (losses) in the consolidated statements of operations. Prior to 2023, other than temporary impairments (OTTIs) were reported separately in the consolidated statement of operations.

Upon the adoption of ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments in 2023, the Company’s new process for evaluating fixed maturity securities helps with identifying which securities may require an allowance for credit loss. This process involves monitoring market events that could affect issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Each reporting period, all securities in an unrealized loss position are reviewed to determine whether a decline in value is due to credit risk. Relevant facts and circumstances considered include: (1) the extent the fair value is below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for structured securities, the adequacy of the expected cash flows. To the extent the Company determines an unrealized loss is due to credit risk, an allowance for credit loss is recognized through a reduction to net income.

The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The credit loss component of a structured security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The structured securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees. The Company does not measure a credit loss allowance on accrued interest receivable because we write off the accrued interest receivable balance to net investment income in a timely manner when we have concern regarding collectability.

Amounts in fixed maturities, available for sale deemed uncollectible are written off and removed from the allowance for credit loss. A write-off may also occur if the Company intends to sell a security or if it is more likely than not that the Company will be required to sell the security before the recovery of its amortized cost, which in some cases, may extend to maturity. Any additional impairment, other than for credit loss, is recorded as a component of OCI, net of income taxes.

Prior to the adoption of authoritative guidance in 2023, to the extent the Company determined that an equity security accounted for under the measurement alternative or equity method of accounting was deemed other-than-temporarily impaired, the difference between carrying value and fair value was charged to earnings. For debt securities, if the Company intended to sell the security or it was more likely than not the Company would be required to sell the security before the recovery of the amortized cost basis, the Company recognized an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company did not expect to recover the amortized cost basis, and the Company did not plan to sell nor was it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcated the OTTI and reported the credit portion of the loss recognized in net income, and the noncredit portion was recognized in OCI.

Also prior to 2023, the credit loss component of a structured security impairment was estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows varied depending on the type of security. For fixed rate securities, the present value was determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value was determined using the best estimate cash flows discounted at the variable rate that existed as of the date the cash flow estimate was made. The structured securities cash flow estimates were based on bond-specific facts and circumstances that may have included collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. Any change in the mortgage loan valuation allowances are reported in investment-related gains (losses) on the consolidated statements of operations. See Note 2 for details around our valuation allowance.

Policy loans are reported at unpaid principal.

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company has agreed to provide a loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.

Asset and Liability Derivatives

The Company hedges certain exposures to equity market risk, foreign exchange risk, and interest rate risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in investment-related gains (losses) in the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company issues certain products and periodically enters into certain transactions that contain a derivative that is embedded in the product or the transaction, and must be accounted for under Accounting Standards Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized as a component of change in fixed index annuity embedded derivative and related benefits in the consolidated statements of operations.

The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on behalf of the insurance company. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continued to be inforce policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized as a component of other benefits in the consolidated statements of operations.

The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments, with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance Agreements

The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.

The realization of deferred tax assets related to unrealized loss on available for sale fixed maturity securities is based on the Company’s ability to hold the securities for a period of time sufficient to allow for the recovery of the value.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.

Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired

To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, full surrenders, partial withdrawal of account value, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.

VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.

Goodwill

Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reporting unit is lower than the reporting unit’s carrying value, goodwill is written down; and a charge is reported in the consolidated statements of operations.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Interest crediting rates ranged from 1.0% to 6.9% during each of the years 2024, 2023, and 2022. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

The Company offers fixed index annuity products with returns linked to the performance of certain indices. The Company formerly offered a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB on the fixed index annuity products, of which policyholders could only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.

Recognition of Revenues

Interest income and dividends, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces an effective yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.

Revenues from Contracts with Customers

The Company accounts for certain revenues in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606: distribution revenue and shareholder administrative service revenue.

Distribution Revenue

SD enters into distribution and underwriting arrangements with various unaffiliated mutual fund companies. The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution Revenue for the years ended December 31, 2024, 2023 and 2022 amounted to $23.2 million, $20.4 million, and $20.7 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

Shareholder Administrative Service Revenue

SBLIC enters into agreements with unaffiliated investment vehicles for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

primarily receives fees paid by the fund or its affiliates over time. The performance obligation is the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2024, 2023, and 2022 amounted to $9.4 million, $8.8 million, and $9.4 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

The Company evaluates the need for a credit loss allowance for accounts receivable that it believes will not be collected in full. There was no allowance for credit losses at December 31, 2024 or 2023.

Adoption of New Pronouncements

ASU 2016-13, Measurement of Credit Losses on Financial Instruments

In June 2016, the Financial Accounting Standards Board (FASB) issued ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments. This standard:

(i)	Introduces new current expected credit loss (CECL) model to measure impairment on certain types of financial instruments;

(ii)

Requires an entity to estimate lifetime expected credit losses, under the new CECL model, based on relevant information about historical events, current conditions, and reasonable and supportable forecasts;

(iii)	Modifies the impairment model for available-for-sale debt securities; and

(iv)	Provides a simplified accounting model for purchased financial assets with credit deterioration since their origination.

In addition, the FASB issued various amendments during 2018, 2019, and 2020 to clarify the provisions of ASU 2016-13.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company adopted this update on January 1, 2023 using the modified retrospective method for financial assets measured at amortized cost and the prospective method for available-for-sale debt securities. The Company recorded a $4.9 million decrease, net of tax, to retained earnings as of January 1, 2023. The adjustment primarily related to unfunded commitments, commercial loans, and reinsurance recoverable.

Future Adoption of Accounting Pronouncements

ASU 2018-12, Targeted Improvements to the Accounting for Long Duration Contracts

In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long Duration Contracts. This standard changes the measurement and disclosures of insurance liabilities and DAC for long-duration contracts issued by insurers. The standard impacts four areas of accounting for long-duration contracts:

(i)

Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments require insurers to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. Insurers must discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed income instrument yield that maximizes the use of observable market inputs.

(ii)

Measurement of market risk benefits. The amendments require insurers measure all market risk benefits (MRB) associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

(iii)

Amortization of DAC. The amendments simplify the amortization of DAC and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. DAC is required to be written off for unexpected contract terminations but is not subject to an impairment test.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

(iv)

Disclosures. The amendments require insurers provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require insurers to disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

The ultimate effects the standard will have on the financial statements are highly dependent on policyholder behavior, actuarial assumptions and macroeconomic conditions, particularly interest rates and spreads. However, the Company estimates the impact from adoption of this standard will increase total stockholders’ equity as of the transition date, January 1, 2023, up to approximately $670.0 million, net of tax. The transition adjustment is expected to primarily increase retained earnings. The most significant drivers of this transition adjustment include:

(i)

The measurement of certain benefits historically recorded as insurance liabilities, which will now be classified and measured as MRBs, along with their subsequent changes in fair value, excluding changes attributable to instrument-specific credit risk, which are recorded as a component of OCI; and

(ii)	The removal of prior period “shadow” DAC adjustments in AOCI.

After adoption of this standard on January 1, 2025, the Company’s annual financial statements for the year ended December 31, 2025 will reflect the impact on various amounts in the financial statements from the transition date of January 1, 2023, through the year ended December 31, 2025. The specific impacts to the annual financial statements for each of the three years ended December 31, 2025, may differ materially from the transition impacts mentioned above based on the performance of the Company’s business and macroeconomic conditions, including changes in interest rates.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU No. 2023-09 Improvements to Income Tax Disclosures. This standard requires entities to disclose additional information around the effective tax rate reconciliation and income taxes paid. The amendments are effective for fiscal years beginning after December 15, 2024. The Company is currently assessing the impact of the standard on the Company’s consolidated financial statements.

2. Investments

Fixed Maturity Investments and Equity Securities

Information as to the amortized cost, allowance for credit losses, gross unrealized gains and losses, and fair values, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. Prior to the adoption of authoritative guidance in 2023, OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.

	December 31, 2024
	Cost/ Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$30,396	$—	$5	$(2,739)	$27,662
Obligations of government-sponsored enterprises	648,336	—	2,808	(12,320)	638,824
Corporate	23,327,671	(46,472)	149,347	(412,516)	23,018,030
Municipal obligations	15,480	—	99	(358)	15,221
Commercial mortgage-backed	46,470	—	1,867	(4,776)	43,561
Residential mortgage-backed	22,340	—	130	(1,300)	21,170
Collateralized debt obligations	3,995	—	1,116	—	5,111
Collateralized loan obligations	11,014,312	—	133,920	(102,966)	11,045,266
Redeemable preferred stock	27,862	—	—	—	27,862
Other asset backed	2,093,852	—	4,348	(28,067)	2,070,133

Total fixed maturity investments	$37,230,714	$(46,472)	$293,640	$(565,042)	$36,912,840

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2023
	Cost/ Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$37,870	$—	$98	$(2,557)	$35,411
Obligations of government-sponsored enterprises	572,981	—	5,983	(9,543)	569,421
Corporate	22,671,069	(1,062)	202,165	(500,962)	22,371,210
Municipal obligations	18,080	—	54	(618)	17,516
Commercial mortgage-backed	51,196	(7,089)	563	(2,320)	42,350
Residential mortgage-backed	17,367	—	64	(1,381)	16,050
Collateralized debt obligations	6,718	—	1,295	(152)	7,861
Collateralized loan obligations	14,445,904	—	193,794	(453,838)	14,185,860
Redeemable preferred stock	24,029	—	—	(716)	23,313
Other asset backed	2,393,988	—	3,896	(76,928)	2,320,956

Total fixed maturity investments	$40,239,202	$(8,151)	$407,912	$(1,049,015)	$39,589,948

The amortized cost and fair value of fixed maturity investments at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.

	Available for Sale
	Amortized Cost	Fair Value
	(In Thousands)
Due one year or less	$3,097,346	$3,047,374
Due after one year through five years	16,187,393	16,135,385
Due after five years through ten years	2,786,191	2,597,741
Due after ten years	1,304,175	1,280,413
Structured securities with variable principal payments	13,855,609	13,851,927

	$37,230,714	$36,912,840

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For fixed maturity investments classified as available for sale with unrealized losses, for which an allowance for credit loss has not been recorded, as of December 31, 2024 and 2023, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2024
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$1,182	$(49)	$25,440	$(2,690)	$26,622	$(2,739)
Obligations of government-sponsored enterprises	246,880	(1,942)	78,203	(10,378)	325,083	(12,320)
Corporate	7,614,329	(194,117)	2,509,033	(218,399)	10,123,362	(412,516)
Municipal obligations	10,741	(85)	3,763	(273)	14,504	(358)
Commercial mortgage-backed	4,252	(156)	24,560	(4,620)	28,812	(4,776)
Residential mortgage-backed	1,369	(8)	7,990	(1,292)	9,359	(1,300)
Collateralized loan obligations	606,296	(13,417)	854,377	(89,549)	1,460,673	(102,966)
Other asset backed	437,165	(3,499)	609,978	(24,568)	1,047,143	(28,067)

Total fixed maturity investments, available for sale	$8,922,214	$(213,273)	$4,113,344	$(351,769)	$13,035,558	$(565,042)
Number of securities investment grade with unrealized losses		476		585		1,061
Percent investment grade with unrealized losses		79%		87%		83%
Number of securities below investment grade with unrealized losses		74		50		124
Percent below investment grade with unrealized losses		12%		7%		10%
Number of securities not rated with unrealized losses		52		37		89
Percent not rated with unrealized losses		9%		6%		7%
Number of securities with unrealized losses		602		672		1,274

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2023
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$352	$(8)	$32,327	$(2,549)	$32,679	$(2,557)
Obligations of government-sponsored enterprises	107,410	(469)	93,077	(9,074)	200,487	(9,543)
Corporate	7,013,346	(325,968)	6,480,605	(174,994)	13,493,951	(500,962)
Municipal obligations	(2,542)	—	7,443	(618)	4,901	(618)
Commercial mortgage-backed	8,466	(2,256)	29,554	(64)	38,020	(2,320)
Residential mortgage-backed	357	—	9,838	(1,381)	10,195	(1,381)
Collateralized debt obligations	—	—	2,823	(152)	2,823	(152)
Collateralized loan obligations	772,905	(30,713)	7,042,687	(423,125)	7,815,592	(453,838)
Redeemable preferred stock	—	—	23,313	(716)	23,313	(716)
Other asset backed	150,941	(4,903)	924,005	(72,025)	1,074,946	(76,928)

Total fixed maturity investments, available for sale	$8,051,235	$(364,317)	$14,645,672	$(684,698)	$22,696,907	$(1,049,015)
Number of securities investment grade with unrealized losses		190		1,008		1,198
Percent investment grade with unrealized losses		76%		83%		82%
Number of securities below investment grade with unrealized losses		12		127		139
Percent below investment grade with unrealized losses		5		10%		9%
Number of securities not rated with unrealized losses		47		81		128
Percent not rated with unrealized losses		19%		7%		9%
Number of securities with unrealized losses		249		1,216		1,465

The unrealized losses on the fixed maturity investments in the tables above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company did not record an allowance for credit loss on these securities at December 31, 2024 or 2023.

The Company closely monitors those securities where credit loss concerns may exist by considering relevant facts and circumstances to evaluate whether changes are necessary to the allowance for credit loss of the security. Prior to 2023, the Company monitored those securities where an impairment concern existed.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

A rollforward of the allowance for credit loss by major security type was as follows:

	December 31, 2024
	Beginning balance	Initial credit loss	Securities sold during the period	Securities intended to be sold prior to the recovery of amortized cost basis	Additions (reductions) to previously impaired securities	Ending balance	Accrued interest written off to net investment income
	(In Thousands)
Fixed maturity investments, available for sale:
Corporate	$1,062	$31,199	$(1,062)	$—	$15,273	$46,472	$—
Commercial mortgage-backed	7,089	—	—	(7,089)	—	—	—

Total fixed maturity investments, available for sale	$8,151	$31,199	$(1,062)	$(7,089)	$15,273	$46,472	$—

	December 31, 2023
	Beginning balance	Initial credit loss	Securities sold during the period	Securities intended to be sold prior to the recovery of amortized cost basis	Additions (reductions) to previously impaired securities	Ending balance	Accrued interest written off to net investment income
	(In Thousands)
Fixed maturity investments, available for sale:
Corporate	$—	$1,151	$(1,151)	$—	$1,062	$1,062	$—
Commercial mortgage-backed	—	7,089	—	—	—	7,089	—

Total fixed maturity investments, available for sale	$—	$8,240	$(1,151)	$—	$1,062	$8,151	$—

The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the year ended:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

December 31,
2022
Balance at beginning of period	$(9,815)
Credit losses for which an other-than-temporary impairment was not previously recognized	—
Reduction for securities sold during the year or intended to be sold	176
Additional credit loss impairments on securities previously impaired	(968)

Balance at end of period	$(10,607)

Major categories of net investment income are summarized as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Interest on fixed maturity investments, available for sale	$3,138,884	$2,838,826	$2,000,990
Interest on fixed maturity investments, trading	5,657	4,094	2,473
Interest on notes receivable from related parties	188,687	126,366	187,777
Dividends on equity securities at fair value	41,072	45,657	25,930
Interest on mortgage loans	231,790	64,590	65,045
Interest on policy loans	2,647	2,621	2,613
Interest on short-term investments	25,666	109,102	73,020
Investment income on cash and cash equivalents	65,848	53,373	11,651
Income on equity method accounting adjustments	93,438	80,456	82,281
Other	63,324	34,975	19,783

Total investment income	3,857,013	3,360,060	2,471,563
Less:
Investment expenses	194,103	154,509	110,658
Ceded to reinsurer	636,819	509,748	322,145

Net investment income	$3,026,091	$2,695,803	$2,038,760

Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Proceeds from sales	$6,204,851	$3,599,826	$3,665,659
Gross realized gains	5,726	239,549	14,020
Gross realized losses	9,166	44,418	41,816

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Investment-related gains (losses), net of ceded reinsurance gains, consist of the following for the years ended:

	Year Ended December 31,

	2024	2023	2022
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$(3,440)	$195,131	$(27,796)

Total realized gains (losses), available for sale	(3,440)	195,131	(27,796)
Realized/unrealized gains (losses), other invested assets	1,126	(20,307)	(62,091)
Net realized/unrealized gains (losses), fixed maturity investments, trading and fair value option	(560)	11,832	(16,191)
Other realized/unrealized gains (losses):
Foreign currency gains (losses)	(99,964)	115,238	(152,673)
Foreign exchange derivatives	129,849	(128,421)	204,729
Equity securities at fair value	59,817	17,140	(231,585)
Embedded derivative, funds withheld reinsurance	(108,385)	(263,804)	509,235
Other	(19,741)	(3,684)	470

Total other realized/unrealized gains (losses)	(38,424)	(263,531)	330,176

Net realized/unrealized gains (losses) before ceded reinsurance	(41,298)	(76,875)	224,098
Net ceded reinsurance (gains) losses	17,421	617	23,625

Net realized/unrealized gains (losses) before impairments	(23,877)	(76,258)	247,723
Net credit losses (1)	(56,543)	(9,389)	(5,659)

Investment-related gains (losses)	$(80,420)	$(85,647)	$242,064

(1)

Upon adoption of authoritative guidance effective January 1, 2023, net credit losses include adjustments to the credit loss valuation allowance, write-offs and recoveries on available for sale securities. Prior to 2023, net credit losses included other than temporary impairment losses and recoveries on available for sale securities.

The Company recognized $52.5 million and $11.7 million of net unrealized losses on equity securities at fair value held at December 31, 2024 and 2023, respectively.

There were no outstanding agreements to sell securities at December 31, 2024.

As of December 31, 2024 and 2023, there were one and no issuers with a total amount of $1,579.9 million and $0.0 million, respectively, other than U.S. Government and its sponsored entities, where the Company had investment holdings that exceeded 10% of consolidated stockholder’s equity.

At December 31, 2024 and 2023, the Company pledged various fixed maturity investments with a market value of approximately $433.3 million and $508.1 million, respectively, as collateral in relation to certain institutional products.

At December 31, 2024 and 2023, the Company pledged securities with a market value of approximately $183.2 million and $199.9 million, respectively, as collateral in relation to its reinsurance agreements (see Note 10).

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

At December 31, 2024 and 2023, available for sale bonds with a carrying value of $3.3 million and $3.2 million, respectively, were held in joint custody at various state insurance departments to comply with applicable statutes and regulations.

Financing Receivables

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:

	2024	2023
	(In Thousands)
Commercial mortgage loans	$2,759,485	$786,339
Allowance for credit losses on commercial mortgage loans (1) (2)	(18,085)	(3,037)

Commercial mortgage loans, net of allowances	2,741,400	783,302
Residential mortgage loans	4,025	4,372

Total mortgage loans, net of allowances	$2,745,425	$787,674

(1)

The year-over-year change in allowance for credit losses is driven by changes in the composition of the mortgage loan portfolio and is not the result of write-downs or charge offs. Any changes in the loan valuation allowance are reported in investment-related gains (losses) on the consolidated statements of operations.

(2)

As of December 31, 2024 and 2023 the allowance for credit losses on commercial mortgages (CECL) was $4.4 million and $2.0 million, respectively, and the general allowance on commercial mortgages was $13.7 million and $1.0 million, respectively.

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages.

The commercial mortgage loan net of allowances portfolio diversification by geographic region (all regions are within the United States, excluding international) and specific collateral property type as follows at December 31:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	2024		2023
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(In Thousands)
Geographic distribution
East North Central	$1,639,368	60%	$38,142	5%
International	423,941	15	—	—
Pacific	395,651	14	416,464	53
South Atlantic	241,736	9	278,493	36
Mountain	16,903	1	17,848	2
West North Central	16,452	1	24,325	3
New England	7,349	—	8,030	1

Total	$2,741,400	100%	$783,302	100%

	2024		2023
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	( In Thousands)
Property type distribution
Multi-Use	$1,568,207	57%	$19,905	3%
Office	586,351	22	526,030	67
Industrial	378,503	14	—	—
Student Housing	116,119	4	—	—
Apartments/Multifamily	55,537	2	72,884	9
Retail	36,683	1	45,707	6
Hotel/Motel	—	—	118,776	15

Total	$2,741,400	100%	$783,302	100%

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”

Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:

	2024	2023
	(In Thousands)
CM1	$44,032	$53,737
CM2	338,797	84,172
CM3	362,736	468,076
CM4 and Below	1,995,835	177,317

	$2,741,400	$783,302

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2024 and 2023 there were no commercial mortgage loans on non-accrual status.

Reinsurance Recoverables

Our reinsurance recoverables include amounts due from reinsurers for policy benefits. We cede life insurance and annuities to other insurance companies through reinsurance. See Note 10 regarding additional details on the Company’s reinsurance recoverables.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Financing Receivables Credit Monitoring

The Company establishes a valuation allowance to provide for the risk of credit losses inherent in our financing receivables. The valuation allowance is maintained at a level believed adequate by management to absorb estimated expected credit losses. The valuation allowance is based on amortized cost excluding accrued interest receivable and includes reserves for pools of financing receivables with similar risk characteristics. The Company does not measure a credit loss allowance on accrued interest receivable because the Company writes off the uncollectible accrued interest receivable balance to net investment income in a timely manner, generally within 90 days. The Company incurred no write-offs of commercial mortgage loan accrued interest receivable during the years ended December 31, 2024 and 2023.

For commercial mortgage loans, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the portfolio, portfolio delinquency information, underwriting standards, peer group information, current and forecasted economic conditions, loss experience and other relevant factors. For reinsurance recoverables, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks, adverse situations that may affect a reinsurer’s ability to repay, current and forecasted economic conditions, industry loss experience and other relevant factors.

The Company’s commercial mortgage loans are pooled by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for two years or less with immediate reversion to historical experience. A commercial mortgage is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any domestic commercial mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

The Company’s reinsurance recoverables are pooled by reinsurer risk rating with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon industry historical loss experience and expected recovery timing as adjusted for certain current and forecasted environmental factors management believes to be relevant. A reinsurance recoverable is evaluated individually if it does not continue to share similar risk characteristics of a pool. The Company analyzes the need for an individual evaluation for any reinsurance recoverable based on past due payments and changes in reinsurer risk ratings. The change in the valuation allowance for reinsurance recoverables is included in other benefits expense on the consolidated statements of operations.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

A rollforward of our valuation allowance was as follows at December 31:

	2024
	Commercial Mortgage Loans	Reinsurance Recoverables	Total
	(In Thousands)
Beginning balance	$2,032	$—	$2,032
Provision	9,598	—	9,598
Charge-offs	(7,189)	—	(7,189)

Ending balance	$4,441	$—	$4,441

	2023
	Commercial Mortgage Loans	Reinsurance Recoverables	Total
	(In Thousands)
Beginning balance	$893	$—	$893
Provision	1,142	—	1,142
Charge-offs	(3)	—	(3)

Ending balance	$2,032	$—	$2,032

Prior to 2023, the Company reviewed the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which was based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determined through management’s evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the Company would then individually assess the loan for impairment and may assign a specific loan loss allowance. The Company did not have any significant impaired mortgage loans in 2022.

Repurchase Agreements

The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company’s policy requires that, at all times during the term of

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company’s obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities pledged for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2024 were 36 days to 2.3 years. The carrying value of the securities pledged for the repurchase agreements were $344.7 million as of December 31, 2024. The repurchase obligations were $328.4 million as of December 31, 2024, and were included in repurchase agreements on the consolidated balance sheets. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2023 were 22 days to 3.33 years. The carrying value of the securities pledged for the repurchase agreements were $1,059.1 million as of December 31, 2023. The repurchase obligations were $1,012.5 million as of December 31, 2023, and were included in repurchase agreements on the consolidated balance sheets.

3. Variable Interest Entities

Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

Collateralized Financing Entities

The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the assets held by the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.

In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

The total assets of consolidated CFEs were $681.9 million and $2,028.1 million at December 31, 2024 and 2023, respectively. The total liabilities of consolidated CFEs were $47.3 million and $237.5 million at December 31, 2024 and 2023, respectively.

Unconsolidated Variable Interest Entities

Collateralized Financing Entities

The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE as it does not have (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. When the asset manager or general partner is related, a parent of the Company (rather than the Company itself) would be considered the primary beneficiary due to its common control of both the Company and the asset manager or general partner and substantially all of the activities of the VIE are not conducted on behalf of the Company. The total investment in these unconsolidated CFEs were $753.2 million and $3,241.6 million at December 31, 2024 and 2023, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2024 and 2023.

In the normal course of business, the Company will invest in structured investments, including unconsolidated VIEs, for which we are not considered the primary beneficiary. These structured investments typically invest in fixed income investments and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment including unfunded commitments (see Note 15). See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

Joint Ventures and Partnerships

The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not deemed the primary beneficiary. The Company’s carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $1,616.7 million and $1,441.8 million at December 31, 2024 and 2023, respectively, compared to its maximum exposure to loss of $2,110.5 million and $1,711.4 million at December 31, 2024 and 2023, respectively. The Company’s maximum exposure to loss of these VIEs is based on existing investments in, and additional commitments made to, joint ventures and partnerships. Total carrying value of unconsolidated investments accounted for under the equity method of accounting amounted to $1,495.7 million and $1,299.5 million at December 31, 2024 and 2023, respectively. Total carrying value of unconsolidated investments accounted for under the fair value option amounted to $121.0 million and $142.3 million at December 31, 2024 and 2023, respectively.

4. Derivative Instruments

The Company is exposed to certain risks relating to its ongoing business operations which it may seek to hedge through the use of derivatives. The Company’s risk of loss when using derivative instruments is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. Such changes in value are generally offset by opposite changes in the value of the hedged item. For non-exchange traded derivative instruments, the Company is exposed to credit losses in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings, daily exchange of collateral, and by establishing and monitoring of transfer threshold amounts.

The primary risks managed by using derivative instruments are equity market risk, foreign currency risk and interest rate risk. The most common types of derivatives used by the Company are call options, foreign currency forwards, exchange traded futures, equity total return swaps, interest rate options, and interest rate swaps.

The Company purchases call options to manage the equity and market risk associated with products in which the interest credited is tied to an external equity or other market index. The Company sells fixed index annuity contracts where interest is credited to policyholders based on a percentage of the gain in a specified market index, which cannot be less than zero. Most of the premium received is invested in fixed income securities and a portion is used to purchase derivatives, typically call options, consisting of a range of maturities up to five years to fund the index credits due to the fixed index annuity policyholders. On the applicable anniversary dates of the fixed index annuity, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to equity and/or market returns for the period covering the current policyholder crediting period.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company uses foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. No cash is exchanged at the time the agreement is entered into.

The Company uses interest rate swaps and interest rate options to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In a swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional amount. The Company uses interest rate swaps to synthetically convert fixed rate liabilities to floating rate liabilities (“fair value hedge”). The Company also uses interest rate swaps to synthetically convert variable rate coupons on existing financial instruments to fixed rates (“cash flow hedge”).

Our accounting for the ongoing changes in fair value of a derivative depends on the use of the derivative and whether it is designated in a hedge accounting relationship. Derivatives designated as fair value hedges and which are determined to be a highly effective hedge are reported in the same consolidated statement of operations line item that is used to report the earnings effect of the hedged item. Derivatives that are designated for cash flow hedging and determined to be a highly effective hedge are reported at fair value as a component of OCI. At the time when the variability of cash flows being hedged impact net income, the related portion of the deferred gain or loss on the derivative is reclassified and reported in net income. For derivatives which either do not qualify or are not designated for hedge accounting, all changes in fair value are reported in net income.

The Company enters into currency forwards to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed rate instruments to eliminate the exposure to future currency volatility on those items.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company utilizes derivatives to hedge index credits associated with business reinsured with SkyRidge Re Limited (SkyRidge Re), an insurance company licensed in Bermuda. The embedded derivative reinsurance contracts asset of $1,240.4 million and $813.0 million as of December 31, 2024 and 2023, respectively, is related to the ceded liability to SkyRidge Re and is reflected by the Company within reinsurance recoverable on the consolidated balance sheets. The embedded derivative reinsurance contracts liability of $295.8 million and $211.3 million as of December 31, 2024 and 2023, respectively, is the fair value of the embedded derivative within the hedging agreement of the reinsurance contract with SkyRidge Re. These amounts are recorded within other liabilities on the consolidated balance sheets.

The following amounts were recorded on the consolidated balance sheet related to cumulative basis adjustments for fair value hedges. The amortized cost includes the amortized cost basis and the fair value hedging basis adjustment.

Line item in the consolidated balance sheet in	Carrying amount of hedged item		Cumulative amount of fair value hedging basis adjustment increase (decrease) included in the carrying amount of the hedge item
which the hedged item is included	2024	2023	2024	2023
	(In Thousands)
Fixed maturities, available for sale:
Active hedging relationships	$2,641,749	$2,567,114	$—	$—

Total fixed maturities, available for sale in active or discontinued hedging relationships	$2,641,749	$2,567,114	$—	$—

Policy reserves and annuity account values:
Active hedging relationships	$3,566,674	$3,028,317	$(47,236)	$(22,122)

Total policy reserves and annuity account values in active or discontinued hedging relationships	$3,566,674	$3,028,317	$(47,236)	$(22,122)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table presents the gains and losses on derivatives and the related hedged items in fair value hedges for the year ended December 31:

			Location and Amount of Gain or (Loss) Recognized in Income on the Fair Value Hedging Relationship
			Hedging Derivatives		Hedged Items
Derivatives designated as hedging instruments	Hedged Items	Year	Gains (losses) excluded from effectiveness testing (1) (2)	Gains (losses) included in effectiveness testing (2)	Gains (losses) (2)
			(In Thousands)
Foreign currency forwards	Fixed maturity	2024	$(37,085)	$78,398	$(78,398)
Interest rate swap	Annuity account	2024	19,672	(55,211)	25,114
Foreign currency forwards	Fixed maturity	2023	(18,077)	(116,597)	116,597
Interest rate swap	Annuity account	2023	559	(28,984)	22,122
Foreign currency forwards	Fixed maturity	2022	72,702	114,197	(114,197)
Interest rate swap	Annuity account	2022	—	—	—

(1)

Gains (losses) excluded from effectiveness testing includes the forward point on foreign currency forwards. The Company has elected to record changes in estimated fair value of excluded components in earnings.

(2)

Gains and losses are reported in the consolidated statements of operations as investment-related gains (losses), excluding impairment losses on available for sale securities (foreign currency forwards).

The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The notional amounts and fair value of the Company’s derivative instruments as of December 31 were as follows:

			2024
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities
			(In Thousands)
Barclays Bank PLC	A	A1	$3,200,419	$129,319	$4,568
BNP Paribas	A+	Aa3	2,207,622	84,685	8,258
Bank of America, N.A.	A+	Aa1	513,147	21,365	—
Bank of Montreal	A+	Aa2	3,612,278	199,922	2,696
Canadian Imperial Bank of Commerce	A+	Aa2	2,371,287	78,514	28,658
Citibank, N.A.	A+	Aa3	3,837,859	97,556	30,016
Deutsche Bank AG	A	A1	721,050	5,440	145
Goldman Sachs International	A+	A1	585,347	67,819	—
ICE	A-	A3	—	—	798
Jefferies Financial Services, Inc.	BBB	Baa2	212,757	7,904	—
JPMorgan Chase Bank, NA	AA-	Aa2	735,152	24,230	1,970
Morgan Stanley & Co International PLC	A+	Aa3	2,021,048	37,890	—
Morgan Stanley Capital Services LLC	A+	Aa3	403,128	1,379	3,507
Natixis, SA	A+	A1	268,423	17,060	789
Nomura Bank International PLC	BBB+	Baa1	200,695	4,831	41
Royal Bank of Canada	AA-	Aa1	1,718,397	80,782	12,914
Societe Generale	A	A1	2,197,482	100,822	10,623
UBS AG	A+	Aa3	1,520,104	23,413	23
Exchange Traded	N/A	N/A	10,040,683	283,164	26,059

			$36,366,878	$1,266,095	$131,065

			2023
	Credit Rating	Credit Rating	Notional	Fair Value
Counterparty	(S&P)	(Moody’s)	Amount	Assets	Liabilities
			(In Thousands)
Barclays Bank PLC	A	A1	$2,675,218	$106,518	$3,268
BNP Paribas	A+	Aa3	1,521,295	51,712	4,412
Bank of America, N.A.	A+	Aa2	691,080	27,016	—
Bank of Montreal	A+	Aa2	2,953,050	143,426	897
Canadian Imperial Bank of Commerce	A+	Aa2	2,551,918	63,079	47,943
Citibank, N.A.	A+	Aa3	5,484,123	122,314	77,132
Goldman Sachs International	A+	A1	293,400	8,860	—
JPMorgan Chase Bank, N.A.	A+	Aa2	1,128,164	34,869	1,937
Morgan Stanley & Co International PLC	A+	Aa3	2,168,290	30,289	—
Morgan Stanley Capital Services LLC	A+	Aa3	1,127,650	39,400	4,728
Natixis, SA	A	A1	723,191	20,347	13,705
NatWest Markets PLC	A-	A1	22,911	1,983	20
Royal Bank of Canada	AA-	A1	1,225,830	66,343	4,606
Societe Generale	A	A1	1,942,639	69,120	5,114
UBS AG	A+	Aa3	1,986,834	29,650	33
Exchange Traded/Centrally Cleared	N/A	N/A	8,699,883	198,552	21,576

			$35,195,476	$1,013,478	$185,371

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Collateral posted by counterparties at December 31, 2024 and 2023, applicable to derivative instruments, was $894.5 million and $647.9 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments. This collateral is restricted as to its use. The obligation to repay the collateral is reflected in option collateral on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2024 and 2023, the balance of this account was $95.3 million and $80.6 million, respectively, and is reflected on the consolidated balance sheets in other assets. The Company has not entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party.

The estimated fair value of net derivatives after the application of master netting agreements and collateral as of December 31 were as follows:

	2024
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)
Derivative asset	$1,266,095	$(131,065)	$(894,549)	$240,481
Derivative liabilities	131,065	(131,065)	3,260	3,260

	2023
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)
Derivative asset	$1,013,478	$(185,371)	$(647,922)	$180,185
Derivative liabilities	185,371	(185,371)	(1,080)	(1,080)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 were as follows:

	Derivative Asset		Derivative Liability
	2024	2023	2024	2023	Balance reported in
	(In Thousands)
Derivatives designated as hedging instruments under Subtopic 815-20
Interest rate swaps	$23,177	$43,163	$11,181	$7,020	Other invested assets and other liabilities
Currency forwards	73,002	68,378	1,384	38,077	Other invested assets and other liabilities
Derivatives not designated as hedging instruments under Subtopic 815-20
Interest rate swaps	29,102	$16,398	7,246	8,911	Other invested assets and other liabilities
Total return swaps	2,093	14,017	26,791	6,510
Call options	1,020,039	759,014	12,059	16,913	Call options and other liabilities
Currency forwards	118,357	107,254	63,019	101,888	Other invested assets and other liabilities
Futures	325	5,253	6,915	305	Other invested assets and other liabilities
Interest rate cap	—	—	2,470	5,747	Other invested assets and other liabilities
Other derivatives	6	781	—	—	Other invested assets and other liabilities

Total derivative financial instruments	$1,266,101	$1,014,258	$131,065	$185,371

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$2,434	$3,705	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	3,939,643	2,810,892	Policy reserves and annuity account values
Funds withheld receivable	(5,532)	(12,306)	—	—	Accounts receivable
Funds withheld liability	—	—	(23,608)	(141,255)	Funds withheld liability
Reinsurance contracts	1,241,785	814,694	295,764	211,297	Reinsurance recoverable and other liabilities

Total embedded derivative financial instruments	$1,236,253	$802,388	$4,214,233	$2,884,639

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table shows the change in the fair value of the derivative financial instruments, excluding embedded derivatives within fixed index annuity contracts and reinsurance recoverable associated with fixed index annuity contracts, in the consolidated statements of operations for the years ended:

	Year Ended December 31,
	2024	2023	2022	Change of fair value reported in
	(In Thousands)
Derivatives:
Interest rate swaps	$(749)	$41,497	$18,343	Change in fair value of options, futures and swaps
Total return swaps	32,856	6,212	$(26,548)	Change in fair value of options, futures and swaps
Call options	448,478	145,373	$(664,929)	Change in fair value of options, futures and swaps
Futures	(23,551)	(15,233)	$(11,214)	Change in fair value of options, futures and swaps
Interest rate cap	2,446	6,477	$(4,463)	Change in fair value of options, futures and swaps
Other derivatives	(208)	(22,115)	$(38,598)	Investment-related gains (losses)

Change in fair value of derivatives	459,272	162,211	(727,409)
Interest rate swaps designated for hedging	19,672	940	—	Index credits and interest credited to account balances

Change in fair value of options, futures and swaps	$478,944	$163,151	$(727,409)

Change in currency forwards designated for hedging	$41,316	$(134,674)	$186,899
Change in currency forwards not designated for hedging	88,533	6,253	17,830

Change in currency forwards and swaps	$129,849	$(128,421)	$204,729	Investment-related gains (losses)

Embedded derivatives:
Funds withheld receivable	$9,830	$9,856	$(22,163)	Investment-related gains (losses)
Funds withheld liability	(118,215)	(285,725)	562,836	Investment-related gains (losses)

Change in embedded derivatives recorded in investment related gains (losses)	(108,385)	(275,869)	540,673
Less: embedded derivatives recorded in benefits
GMWB and GMAB reserves	$(1,271)	$(435)	$(5,144)	Other benefits
Reinsurance contracts	124,669	44,968	63,279	Other benefits

Total change in embedded derivative financial instruments	$(231,783)	$(320,402)	$482,538

The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following for the years ended:

	Year Ended December 31,
	2024	2023	2022	Change of fair value reported in
	(In Thousands)
Fixed index annuities - embedded derivatives	$241,980	$179,719	$(539,723)	Change in fixed index annuity embedded derivative and related benefits
Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting	(323,699)	197,686	184,761	Change in fixed index annuity embedded derivative and related benefits

	$(81,719)	$377,405	$(354,962)

The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company has no cash flow hedge exposure to variability in future cash flows for forecasted transactions, excluding those forecasted transactions related to the payment of variable interest on existing financial instruments.

Derivatives in cash flow hedging relationships	Related hedged item	Amount of gain (loss) recognized in AOCI on derivatives for the year ended December 31,
		2024	2023	2022
		(In Thousands)
Interest rate swaps	Fixed maturities, available for sale	$(5,542)	$18,299	$—

Total		$(5,542)	$18,299	$—

The following tables show the effect of derivatives in fair value and cash flow hedging relationships and the related hedged items on the consolidated statements of operations:

	For the year ended December 31, 2024
	Net investment income related to hedges of fixed maturities, available for sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(In Thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Loss recognized on hedged item	$—	$(78,398)	$—
Gain recognized on derivatives	—	78,398	—
Interest rate swaps:
Loss recognized on derivatives	—	—	(19,672)
Loss related to periodic settlements on derivatives	—	—	(35,539)

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$(55,211)

Gains (losses) on cash flow hedging relationships:
Interest rate swaps:
Loss related to periodic settlements on derivatives	$(12,758)	$—	$—

Total gain (loss) recognized for cash flow hedging relationships	$(12,758)	$—	$—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

	For the year ended December 31, 2023
	Net investment income related to hedges of fixed maturities, available for sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(In Thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Gain recognized on hedged item	$—	$116,597	$—
Loss recognized on derivatives	—	(116,597)	—
Interest rate swaps:
Loss recognized on derivatives	—	—	(940)
Loss related to periodic settlements on derivatives	—	—	(28,044)

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$(28,984)

Gains (losses) on cash flow hedging relationships:
Interest rate swaps:
Gains related to periodic settlements on derivatives	$2,703	$—	$—

Total gain (loss) recognized for cash flow hedging relationships	$2,703	$—	$—

	For the year ended December 31, 2022
	Net investment income related to hedges of fixed maturities, available-for-sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(In Thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Loss recognized on hedged item	$—	$(114,197)	$—
Gain recognized on derivatives	—	114,197	—

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$—

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs

An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Balance at beginning of period	$1,352,451	$1,301,251	$779,546
Cost deferred	359,442	366,519	336,381
Imputed interest	54,530	43,743	28,702
Amortized to expense	(345,825)	(249,887)	(99,629)
Effect of unrealized (gains) losses	(104,328)	(109,175)	256,251

Balance at end of period	$1,316,270	$1,352,451	$1,301,251

The costs deferred shown above contain the initial ceded deferred policy acquisition costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

6. Deferred Sales Inducement Costs

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Balance at beginning of period	$506,915	$385,580	$241,262
Costs deferred	261,021	183,978	117,083
Imputed interest	21,016	13,776	6,886
Amortized to expense	(129,543)	(64,902)	(28,618)
Effect of unrealized (gains) losses	(27,389)	(11,517)	48,967

Balance at end of period	$632,020	$506,915	$385,580

The costs deferred shown above contain the initial ceded deferred sales inducements costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Balance at beginning of period	$951,486	$1,168,312	$1,029,077
Imputed interest	27,254	25,773	23,545
Amortized to expense	(149,843)	(158,576)	(19,503)
Effect of unrealized (gains) losses	(39,535)	(84,023)	135,193

Balance at end of period	$789,362	$951,486	$1,168,312

All amounts reflected above are net of reinsurance activity ceded.

The remaining weighted average amortization period is 32 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 2.55% for the year ended December 31, 2024, 2.22% for the year ended December 31, 2023, and 1.80% for the year ended December 31, 2022.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:

2025	$114,333
2026	95,581
2027	88,105
2028	80,877
2029	73,030

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets

Property and Equipment

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2024	2023
	(In Thousands)
Land and improvements	$7,279	$7,279
Building	52,545	53,232
Leasehold improvements	2,236	2,236
Furniture	77	64
Data processing equipment	381	331
Computer software	—	792

	62,518	63,934
Accumulated depreciation	(16,642)	(15,907)

Net property and equipment	$45,876	$48,027

Accumulated depreciation deducted from investment in real estate amounted to $16.1 million and $14.9 million at December 31, 2024 and 2023, respectively.

Airplane

In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leased the airplane under an operating lease.

In 2024, the Company executed an agreement to sell its aircraft for a $50.0 million purchase price. The sale of the aircraft resulted in $19.7 million write-off to the Company. Proceeds from the sale funded selling costs and settlement of all outstanding obligations, resulting in the dissolution of SAILES and full distribution of equity.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

	Pretax	Tax	After-Tax
	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2022:
Net unrealized gains (losses) on available for sale securities	$(2,250,543)	$472,614	$(1,777,929)
Foreign exchange adjustments on available for sale and equity method investments	(5,432)	1,141	(4,291)
Reclassification adjustment for (gains) losses included in net income	27,796	(5,836)	21,960
OTTI losses recognized in earnings and other comprehensive income (loss)	5,659	(1,188)	4,471
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	440,411	(92,486)	347,925
Policy reserves and annuity account values	335,566	(70,470)	265,096

Total other comprehensive income (loss) for the year ended December 31, 2022	$(1,446,543)	$303,775	$(1,142,768)

Other comprehensive income (loss) for the year ended December 31, 2023
Net unrealized gains (losses) on available for sale securities	$1,446,241	$(303,711)	$1,142,530
Foreign exchange adjustments on available for sale and equity method investments	5	(1)	4
Reclassification adjustment for (gains) losses included in net income	(195,131)	40,979	(154,152)
Hedging instruments	18,299	(3,843)	14,456
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(204,716)	42,990	(161,726)
Policy reserves and annuity account values	(213,983)	44,936	(169,047)

Total other comprehensive income (loss) for the year ended December 31, 2023	$850,715	$(178,650)	$672,065

Other comprehensive income (loss) for the year ended December 31, 2024:
Net unrealized gains (losses) on available for sale securities	$410,355	$(86,175)	$324,180
Foreign exchange adjustments on available for sale and equity method investments	(5,378)	1,130	(4,248)
Reclassification adjustment for (gains) losses included in net income	3,440	(722)	2,718
Hedging instruments	(5,542)	1,164	(4,378)
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(171,252)	35,964	(135,288)
Policy reserves and annuity account values	(101,473)	21,309	(80,164)

Total other comprehensive income (loss) for the year ended December 31, 2024	$130,150	$(27,330)	$102,820

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income (Loss)

	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)
Accumulated other comprehensive income (loss) at January 1, 2022	(700)	241,114	240,414
Other comprehensive income (loss) before reclassifications	(4,291)	(1,164,908)	(1,169,199)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	26,431	26,431

Accumulated other comprehensive income (loss) at December 31, 2022	(4,991)	(897,363)	(902,354)
Other comprehensive income (loss) before reclassifications	4	826,213	826,217
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(154,152)	(154,152)

Accumulated other comprehensive income (loss) at December 31, 2023	(4,987)	(225,302)	(230,289)
Other comprehensive income (loss) before reclassifications	(4,248)	104,350	100,102
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	2,718	2,718

Accumulated other comprehensive income (loss) at December 31, 2024	$(9,235)	$(118,234)	$(127,469)

(1)

The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in investment-related gains (losses) and income tax expense in the consolidated statements of operations.

10. Reinsurance

Principal reinsurance assumed transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Reinsurance assumed:
Premiums received	$20,654	$17,505	$23,201

Commissions paid	$2,371	$3,486	$3,978

Claims paid	$18,047	$19,504	$15,494

Surrenders paid	$113,828	$109,252	$106,135

Principal reinsurance ceded transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Reinsurance ceded:
Premiums paid	$1,997,759	$2,492,320	$1,293,191

Commissions received	$162,837	$206,979	$113,459

Claim recoveries	$159,929	$147,824	$134,130

Surrenders recovered	$984,968	$898,062	$679,159

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

At December 31, 2024 and 2023, the Company had reinsurance recoverable receivables totaling $10,747.0 million and $9,358.7 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.

The increase in reinsurance recoverable is primarily related to the ceding of certain fixed annuity and fixed index annuity liabilities to SkyRidge Re, an insurance company licensed in Bermuda. The liabilities subject to the agreement are (i) liabilities on policies inforce as of November 30, 2021 and (ii) liabilities on policies as they are written through 2026. As of December 31, 2024, the Company has net business ceded based on statutory reserves of $8.7 billion to SkyRidge Re, and of this amount, $2.0 billion was the ceded premium during the year ended December 31, 2024.

As of December 31, 2024 and 2023, the value of the Company’s funds withheld and held liability under all its reinsurance agreements was $9,201.5 million and $7,758.5 million, respectively. The SkyRidge Re reinsurance agreement was the primary driver of the increase in the value of the Company’s funds withheld and held liability.

As of December 31, 2024 and 2023, the Company had $660.7 million and $746.3 million, respectively, of reserves ceded that were uncollateralized by the assuming reinsurer.

Life insurance inforce ceded at December 31, 2024 and 2023 was $1,655.6 million and $1,733.4 million, respectively. Life reserves ceded at December 31, 2024 and 2023 was $569.4 million and $579.8 million, respectively.

Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that were issued in 2018 through the first half of 2020. Under this excess of loss agreement, if those annuity holders continue to make lifetime income withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years from the issue date of each contract cohort), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities

The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:

	2024	2023
	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$32,843,754	$30,758,292
Liabilities for group annuities	445,936	485,880
Funding agreements	511,011	1,003,228
Other investment-type insurance contract liabilities	1,795	1,743

Total investment-type insurance contract liabilities	33,802,496	32,249,143
Life and other reserves	10,928,597	9,545,308
Total policy reserves and annuity account values	$44,731,093	$41,794,451

General account funding agreements

The Company has issued general account funding agreements of $511.0 million and $1,003.2 million at December 31, 2024 and 2023, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts.

In May 2021, SBLIC established a $2.0 billion program for a trust, Security Benefit Global Funding, to periodically issue funding agreement-backed notes (FABNs). Security Benefit Global Funding is not an affiliate or related party of the Company. These notes are backed by funding agreements issued by SBLIC to the trust. In May 2021, the trust issued its first series (2021-1), 1.250% Fixed Rate Notes in the principal amount of $500.0 million. These fixed rate notes matured in May 2024, as did the related funding agreement. The funding agreement liability had no carrying amount at December 31, 2024 and a carrying amount of $500.8 million at December 31, 2023, which was included in policy reserves and annuity account values on the consolidated balance sheets.

As of December 31, 2024 and 2023, the Company has $511.0 million and $502.5 million, respectively, of general account funding agreements which have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

Separate account funding agreements

The Company issued separate account funding agreements whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2024 and 2023, separate account investments funded through these agreements were $3,042.2 million and $2,386.9 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreements were issued.

Guarantees on fixed index annuities

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:

	2024			2023
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(In Millions)
Rollup GMDB	$366	$184	79	$429	$203	78

The determination of the value of GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.

As of December 31, 2024 and 2023, the reserve liability for the GLWB guarantee on fixed index annuities was $3,925.8 million and $3,291.2 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $48.8 million and $39.9 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

	2024			2023
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(In Millions)
Return of premium	$1,156	$8	68	$1,176	$10	67
Reset	144	—	63	139	—	62
Roll-up	87	38	75	86	42	74
Step-up	3,533	29	71	3,596	34	71
Combo	63	11	77	66	14	76

Subtotal	4,983	86	70	5,063	100	70
Enhanced	4	—	73	3	—	72

Total GMDB	$4,987	$86	70	$5,066	$100	70

The determination of the value of GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2024 and 2023 was $7.0 million and $6.6 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2024 and 2023 was $8.3 million and $17.3 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2024 and 2023 was $1.0 million and $2.0 million, respectively. These liabilities are included in policy reserves and annuity account values.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

Index credits and interest credited

The components of index credits and interest credited to account balances are summarized as follows:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Index credits	$701,339	$205,266	$167,117
Interest credited to account balances	427,152	381,255	237,201

	$1,128,491	$586,521	$404,318

12. Income Taxes

The Company is included in a consolidated Non-Life/Life federal income tax return filed by Eldridge Wealth Solutions, Inc. (EWS, previously Security Benefit Corporation). The Company is no longer subject to U.S. federal and generally state examinations by tax authorities for the years before 2020. The Internal Revenue Service completed its examination of the Company’s federal tax returns for tax years 2013 through 2018 resulting in minimal adjustments. The State of Illinois completed its examination of the EWS and Subsidiaries’ state tax returns for tax years 2019 and 2020 resulting in no adjustments. The State of Florida has commenced auditing the Company’s 2020 through 2022 Florida income tax returns. There are no known adjustments in the years under audit.

Under a tax sharing agreement between EWS and certain of its related parties, EWS allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with EWS, the Company had a payable to EWS of $36.3 million and a receivable from EWS of $47.7 million at December 31, 2024 and 2023, respectively, for taxes, which are included in other liabilities and other assets on the consolidated balance sheets, respectively.

The Company’s subsidiary, SARC, has a separate tax sharing agreement with EWS. Under the separate tax sharing agreement, SARC’s losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.

The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

As of December 31, 2024 and 2023, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2024 and 2023.

The Inflation Reduction Act of 2022 implements a new corporate alternative minimum tax (“CAMT”) based on average adjusted financial statement income and is effective for tax years beginning after December 31, 2022. To the extent the CAMT (e.g., 15% of adjusted GAAP pretax income) exceeds the U.S. regular corporate tax (e.g., 21% of taxable income), an additional current tax expense will be recorded in the period the liability is incurred. A corresponding CAMT credit carryforward will be established as a deferred tax asset and will have an indefinite carryover life recoverable when the regular corporate tax exceeds the CAMT in a given year. This provision had no impact on the results of operations for years ended December 31, 2024 and 2023. Furthermore, the Company does not expect to be a perpetual CAMT taxpayer. The Company made an accounting policy election to disregard the CAMT in evaluating recoverability of its deferred tax assets established under the U.S. regular corporate tax system.

Income tax expense consists of the following for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Current income tax expense	$342,456	$309,268	$260,911
Deferred income tax (benefit) expense	(135,001)	(135,938)	(7,709)

Income tax expense	$207,455	$173,330	$253,202

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Federal income tax expense computed at statutory rate	$212,165	$180,642	$266,297
Increases (decreases) in taxes resulting from:
Dividends received deduction	(4,167)	(3,973)	(3,637)
Prior period adjustments	40	(752)	(6,615)
Tax exempt interest	(420)	(381)	(364)
Non-controlling interest	(645)	—	—
Other	482	(2,206)	(2,479)

Income tax expense	$207,455	$173,330	$253,202

“Other” in the above table includes nondeductible dues and penalties, nondeductible lobbying expenses, and other miscellaneous differences and adjustments.

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2024	2023
	(In Thousands)
Deferred income tax assets:
Future policy benefits	$676,010	$486,985
Net unrealized loss on derivatives	40,984	—
Net unrealized loss on investments	43,946	128,543
Credit carryover	4,476	7,439
Rider fee	7,973	8,458
Net operating loss carryforward	93,432	109,846

Total gross deferred income tax assets before valuation allowance	866,821	741,271
Less valuation allowance	—	—

Total deferred income tax assets	866,821	741,271
Deferred income tax liabilities:
Net unrealized gain on derivatives	—	51,635
Deferred policy acquisition costs and deferred sales inducements	360,691	346,078
Investments	110,359	5,161
Value of business acquired	165,766	199,812
Depreciation	3,569	21,973
Other	19,011	16,855

Total deferred income tax liabilities	659,396	641,514

Net deferred income tax asset	$207,425	$99,757

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The oldest credit carryover will expire in 2029 and relates to general business credits.

The Company’s deferred tax asset position includes $444.9 million of federal net operating loss carryforwards related to SARC losses which have no expiration date.

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2024 and 2023.

The realization of deferred tax assets related to unrealized loss on our available for sale fixed maturity securities is based on the Company’s ability and intent to hold the securities for a period of time sufficient to allow for the recovery of the value.

13. Goodwill

As of December 31, 2024 and 2023, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually. The Company determined for 2024 and 2023 that no impairment of goodwill was necessary.

14. Fair Value Measurements

Fair Value Hierarchy

In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Determination of Fair Value

Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.

Cash equivalents

Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Fixed maturity investments

The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.

The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Equity securities

Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.

Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

Short-term investments

Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Call options, currency forwards, swaps, and futures

Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.

Other derivatives

Certain other derivatives are valued with models that use inputs which are unobservable in the market and are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Separate account assets

Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.

Embedded derivatives – reinsurance contracts

The fair value of the embedded derivative reinsurance contracts asset is calculated as described below, under the heading Embedded derivatives - fixed index annuity contracts, where the portion of the liability ceded is held as a reinsurance recoverable asset. These assets are included in Level 3.

The fair value of the embedded derivative reinsurance contracts liability is determined by the expected value of future index credits calculated using call option pricing with current market data and updated fund value allocations for policyholder balances. These liabilities are included in Level 3.

Embedded derivatives – GMWB and GMAB reserves

The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.

Embedded derivatives – funds withheld liability

The Company estimates the fair value of the embedded derivative based on the change in the fair value of the assets supporting the funds withheld liability under the coinsurance funds withheld agreement. This liability is included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Embedded derivatives – fixed index annuity contracts

Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period. The guarantee is reset on each fifth policy anniversary while in the accumulation phase. The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value. Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Assets and Liabilities Measured and Reported at Fair Value

The following table presents categories measured at fair value on a recurring basis:

	December 31, 2024
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$1,291,999	1,291,999	$—	—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	32,671	—	32,671	—
Obligations of government-sponsored enterprises	638,824	—	638,824	—
Corporate	23,061,471	—	2,785,933	20,275,538
Municipal obligations	15,220	—	3,888	11,332
Commercial mortgage-backed	43,561	—	43,312	249
Residential mortgage-backed	26,950	—	26,950	—
Collateralized debt obligations	5,111	—	5,111	—
Collateralized loan obligations	11,053,313	—	7,638,110	3,415,203
Redeemable preferred stock	27,861	—	27,861	—
Other asset backed	2,084,079	—	556,594	1,527,485

Total fixed maturity investments	36,989,061	—	11,759,254	25,229,807
Equity securities:
Consumer	340,981	76,861	228,177	35,943
Mutual funds	5,115	5,115	—	—
Preferred stocks	645,610	—	312,169	333,441

Total equity securities	991,706	81,976	540,346	369,384
Other invested assets	271,382	—	—	271,382
Short-term investments	91,020	—	91,020	—
Call options	1,020,039	—	1,020,039	—
Currency forwards and swaps	191,359	—	191,359	—
Interest rate swaps and total return swaps	42,218	39,572	2,093	553
Futures	325	325	—	—
Other derivatives	6	4	2	—
Embedded derivatives:
Reinsurance contracts	1,241,785	—	—	1,241,785
Funds withheld receivable	(5,532)	—	—	(5,532)
Separate account assets	6,416,351	3,374,151	—	3,042,200

Total assets	$48,541,719	$4,788,027	$13,604,113	$30,149,579

Liabilities:
Call options	$12,059	$—	$12,059	$—
Currency forwards and swaps	64,403	—	64,403	—
Interest rate swaps and total return swaps	45,218	17,377	27,589	252
Hedge accounting liability for MYGA product	(47,236)	—	—	(47,236)
Futures	6,915	6,915	—	—
Interest rate caps	2,470	—	2,470	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	2,434	—	—	2,434
Funds withheld liability	(23,608)	—	—	(23,608)
Reinsurance contracts	295,764	—	—	295,764
Fixed index annuity contracts	3,939,643	—	—	3,939,643

Total liabilities	$4,298,062	$24,292	$106,521	$4,167,249

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2023
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$133,153	$133,153	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	40,447	—	40,447	—
Obligations of government-sponsored enterprises	569,421	—	569,421	—
Corporate	22,427,725	—	3,965,783	18,461,942
Municipal obligations	17,516	—	5,742	11,774
Commercial mortgage-backed	42,350	—	42,350	—
Residential mortgage-backed	22,527	—	22,527	—
Collateralized debt obligations	7,861	—	7,861	—
Collateralized loan obligations	14,199,895	—	9,007,584	5,192,311
Redeemable preferred stock	23,313	—	—	23,313
Other asset backed	2,334,755	—	644,037	1,690,718

Total fixed maturity investments	39,685,810	—	14,305,752	25,380,058
Equity securities:
Consumer	257,539	32,384	193,141	32,014
Mutual funds	4,733	4,733	—	—
Preferred stocks	441,045	—	102,825	338,220

Total equity securities	703,317	37,117	295,966	370,234
Short-term investments	160,883	—	100,353	60,530
Call options	759,014	—	759,014	—
Currency forwards and swaps	175,632	—	175,632	—
Interest rate swaps and total return swaps	73,578	59,561	14,017	—
Futures	5,253	5,253	—	—
Other derivatives	781	316	—	465
Embedded derivatives:
Reinsurance contracts	814,694	—	—	814,694
Funds withheld receivable	(12,306)	—	—	(12,306)
Separate account assets	5,625,096	3,238,196	—	2,386,900

Total assets	$48,124,905	$3,473,596	$15,650,734	$29,000,575

Liabilities:
Call options	$16,913	$—	$16,913	$—
Currency forwards and swaps	139,965	—	139,965	—
Interest rate swaps and total return swaps	22,442	15,931	6,511	—
Hedge accounting liability for MYGA product	(22,122)	—	—	(22,122)
Futures	304	304	—	—
Interest rate caps	5,747	—	5,747	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	3,705	—	—	3,705
Funds withheld liability	(141,255)	—	—	(141,255)
Reinsurance contracts	211,297	—	—	211,297
Fixed index annuity contracts	2,810,892	—	—	2,810,892

Total liabilities	$3,047,888	$16,235	$169,136	$2,862,517

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The detail of the Level 3 purchases and issuances was as follows for the year ended December 31:

	2024
	Purchases	Issuances	Total
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$10,587,181	$410,986	$10,998,167
Municipal obligations	250	—	250
Collateralized loan obligations	490,734	—	490,734
Other asset backed	47,395	5,150	52,545

Total fixed maturity investments	11,125,560	416,136	11,541,696
Equity securities:
Consumer	27,602	—	27,602
Preferred stocks	50,000	—	50,000

Total equity securities	77,602	—	77,602
Other invested assets	156,273	—	156,273
Short-term investments	4,469	—	4,469

Total assets	$11,363,904	$416,136	$11,780,040

Liabilities:
Derivatives and embedded derivatives:
Reinsurance contracts	—	219,727	219,727
Fixed index annuity contracts	—	914,999	914,999

Total liabilities	$—	$1,134,726	$1,134,726

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	2023
	Purchases	Issuances	Total
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$6,967,580	$353,009	$7,320,589
Municipal obligations	—	—	—
Collateralized loan obligations	1,108,924	—	1,108,924
Other asset backed	490,529	4,645	495,174

Total fixed maturity investments	8,567,033	357,654	8,924,687
Equity securities:
Preferred stock	98,174	—	98,174

Total equity securities	98,174	—	98,174
Short-term investments	56,932	1,284	58,216
Embedded derivatives - reinsurance contracts	—	324,917	324,917

Total assets	$8,722,139	$683,855	$9,405,994

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$766,101	$766,101
Reinsurance derivative liability	—	153,801	153,801

Total liabilities	$—	$919,902	$919,902

Transfers

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2024 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$710,889	$—
Collateralized loan obligations	32,680	—

Total fixed maturity investments	$743,569	$—

Preferred stock	175,839	(195,769)

Total equity securities	$175,839	$(195,769)

Other invested assets	—	(97,822)

Total assets	$919,408	$(293,591)

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2023 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$935,934	$—
Collateralized loan obligations	954,907	(2,327)
Other asset backed	95,748	—

Total fixed maturity investments	$1,986,589	$(2,327)

Consumer	1,188	—

Total assets	$1,987,777	$(2,327)

The majority of the assets transferred into Level 3 during 2024 and 2023 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2024 and 2023 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.

	As of December 31, 2024
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$14,835,319	Discount Model	Credit Spread	0 - 2120.2 [294.5] basis points (bps)
	66,563	Underlying Pricing Model, waterfall model	Market Value of Underlying Investments, CFs
	688,867	Spread Duration	Credit Spread	0 - 1164.5 (432.8) bps
	167,503	Black Scholes	Credit Spread, Volatility, Stock Price
	73,998	Discount Model	Discount Rate	6.3% - 11.4%
Collateralized loan obligations	3,298,407	Discount Model	Credit Spread	152.0 - 1200.0 (250.9) bps
	63,667	Residual Equity	Residual Equity	28005814.16
Other asset backed	911,107	Discount Model	Credit Spread	0 - 517.0 (163.9) bps
	28,184	Discount Model	Discount Rate	4.68%
	24,022	Underlying Pricing Model	Market Value of Underlying Investments, CFs
	19,979	Spread Duration	Credit Spread	113 bps

Total fixed maturity investments	20,177,616
Equity securities:
Equity securities - Financial	25,472	Market Comparables	Price to Adjusted Fund From Operations Multiple and Cap Rate Method	16.35x 5.2%
	5,678	Black Scholes	Volatility	244.00
Preferred stock	15,059	Discount Model	Credit Spread	2342.9- 3295.9 (2749.5)bps
	72,879	Market Comp	Price, Market Cap, P/B ratio	.81x

Total equity securities	119,088
Interest rate swaps and total return swaps	553	See Note (4)
Funds withheld receivable	(5,532)	See Note (1)
Embedded derivatives - reinsurance contracts	1,241,785	See FIA contracts below
Separate account assets	3,042,200	Revenue Multiples	Projected Revenues

Total assets	$24,575,710	See Note (2)

Liabilities:
Embedded derivatives:
Interest rate swaps and total return swaps	$252	See Note (4)
Hedge accounting MYGA products	(47,236)	See Note (1)	Discount Rate	3.70-4.29 [3.95%]
GMWB and GMAB reserves	2,434	Discounted Cash Flow	Own credit spread	1.4%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	(23,608)	See (1) below
Reinsurance contracts	295,764	Expected value of future index credits
Fixed index annuity contracts	3,939,643	Discounted Cash Flow	Own credit spread	1.4%
			Risk margin	0.06% - 0.30%

Total liabilities	$4,167,249

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	As of December 31, 2023
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$17,874,076	Discount Model	Credit Spread	52 - 3131.98 [361] (bps)
	73,771	Underlying Pricing Model, Waterfall Model	Market Value of Underlying Investments, CFs
	153,527	Spread Duration	Credit Spread	353-1600.51 [912] bps
	208,202	Black Scholes	Credit Spread, Volatility, Stock Price
	1,229	Discount Model	Yield	5.92%
	99,134	Discount Model	Discount Rate	9% - 15%
Municipal obligations	8,982	Discount Model	Credit Spread	141 bps
Collateralized loan obligations	4,041,568	Discount Model	Credit Spread	228 - 1435 (363) bps
	46,319	Residual Equity	Residual Equity	24858629.81
Redeemable preferred stock	23,313	Discount Model	Credit Spread	1313.27
Other asset backed	942,671	Discount Model	Credit Spread	238 - 1130 (415.64) bps
	484	Discount Model	Market Yield	6.24%
	28,400	Discount Model	Discount Rate	3.95%
	83,678	Underlying Pricing Model	Market Value of Underlying Investments, CFs
	19,954	Spread Duration	Credit Spread	153 bps

Total fixed maturity investments	23,605,308
Equity securities:
Common stock - Financial	25,408	Market Comparables	Price/Adjusted Funds from Operations Multiple and Cap Rate Method	14.95x5.6%
	4,502	Black Scholes	Volatility	1,079.66%
Preferred stock	64,794	Discount Model	Credit Spread	283 - 2136 (971) bps
	77,656	Market Comparables	Price, Market Cap, P/B ratio	.86x

Total equity securities	172,360
Short-term investments	60,530	Discount Model	Credit Spread	365 bps
Other derivatives	465	Black Scholes	Volatility, Stock Price	.47x
Funds withheld receivable	(12,306)	See (1) below
Embedded derivatives -reinsurance contracts	814,694	See FIA contracts below
Separate account assets	2,386,900	Revenue Multiples	Projected Revenues
		See (3) below

Total assets	$27,027,951	See (2) below

Liabilities:
Embedded derivatives:
Hedge accounting MYGA products	$(22,122)	Discounted Cash Flow	Discount Rate	2.98-5.34 [3.49%]
GMWB and GMAB reserves	3,705	Discounted Cash Flow	Own credit spread	1.8%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	(141)	See (1) below
Reinsurance contracts	211,297	Expected value of future index credits
Fixed index annuity contracts	2,810,892	Discounted Cash Flow	Own credit spread	1.8%
			Risk margin	0.05% - 0.24%

Total liabilities	$3,003,631

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability.
(2)	The tables above exclude certain securities for which the fair value of $5,573.9 million and $1,978.0 million as of December 31, 2024 and 2023, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2024 and 2023 was determined through a third party valuation of the fair value of the underlying investments.
(4)	Unobservable inputs were weighted by the relative fair value of the instruments.

.Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.

Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.

Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.

15. Commitments and Contingencies

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $493.9 million, of which $7.9 million is with related parties, as of December 31, 2024, as required by the general partner. The Company had committed up to $3,934.9 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2024, of which $1,762.0 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $2,133.2 million as of December 31, 2024. The Company assesses its likelihood of funding and its risk of loss on its unfunded commitments to compute an estimated allowance for credit losses. Any changes in the allowance for credit loss is recognized through a change to net income.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $391.3 million, of which $26.8 million is with related parties, as of December 31, 2023, as required by the general partner. The Company had committed up to $4,383.4 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2023, of which $1,488.9 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $1,853.5 million as of December 31, 2023.

Other legal and regulatory matters: SBLIC is a defendant in a putative class action, Ella Clinton, et al., v. Security Benefit Life Insurance Company, initially filed in the United States District Court, Southern District of Florida, on November 20, 2019. A First Amended Class Action Complaint (“FAC”) that includes additional named plaintiffs and causes of action was filed on January 21, 2020. The action was transferred to the United States District Court, District of Kansas. The allegations of the FAC arise out of the marketing and sale of SBLIC’s leading fixed index annuity products at the time. In their FAC, Plaintiffs assert claims for violation of the federal Racketeer Influenced and Corrupt Organizations Act, violations of California’s, Illinois’, and Arizona’s respective unfair competition, consumer fraud, and/or deceptive business practices acts, and common law fraud under the laws of Florida, California, Illinois, and Arizona. SBLIC’s motion to dismiss was granted by the District Court on February 12, 2021, but the dismissal was reversed by the United States Court of Appeals for the Tenth Circuit on March 28, 2023 in a split decision. The reversal was not based on the merits of any issue; the applicable Federal Rules of Civil Procedure required the Court to assume plaintiffs’ allegations were true, which led to the decision that the allegations were sufficient to require that an evidentiary record be developed at the District Court. On February 7, 2025, the District Court issued an amended scheduling order setting a June 13, 2025, deadline for plaintiffs’ motion for class certification, an August 15, 2025, deadline for defendant’s opposition to the motion for class certification and an October 17, 2025, deadline for plaintiffs’ reply in support of the motion for class certification. The Court has ordered the parties to engage in mediation no later than June 6, 2025. The parties have agreed to in-person mediation on May 22, 2025. Although potential liability is reasonably possible for SBLIC from this lawsuit, no reasonable estimate can be made at this time regarding the amount or range of any possible loss that may result. SBLIC believes that it has substantial defenses to the claims alleged and intends to continue to defend itself vigorously in the lawsuit.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

In addition, the Company is periodically party to legal and arbitral proceedings and subject to complaints and the like, and is periodically examined by its regulators and may discuss certain subjects with its regulators that come up during such examinations or otherwise. Management currently does not believe that any of the foregoing matters in this paragraph will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition. In addition, the Company is subject to extensive regulation by, among others, governmental authorities and the NAIC, and it is subject to the effects of periodic changes in laws, regulations, and other standards that apply to it.

16. Debt

Line of credit with FHLB

At December 31, 2024, the Company has access to a $370.9 million line of revolving credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.24% over the Federal Funds rate (4.33% at December 31, 2024). The Company had no borrowings under this line of credit at December 31, 2024 and 2023. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2024.

Surplus notes

The Company has outstanding surplus notes with a carrying value of $113.2 million and $114.3 million at December 31, 2024 and 2023, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt (continued)

Future principal payments

At December 31, 2024, future principal payments for the years ending December 31 are as follows:

Surplus Notes
(In Thousands)
2025	$—
2026	—
2027	—
2028	—
2029	—
Thereafter	100,000

Total amount of future principal payments	$100,000

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:

	Year Ended December 31,
	2024	2023	2022
	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,321	$6,381	$6,438
Debt from consolidated VIE interest	103,459	98,592	37,622
Note payable - SAILES 2, LLC interest	52	14	14
Mortgage debt interest	—	—	(175)

Total debt/notes payable interest	109,832	104,987	43,899
Repurchase agreement interest	58,768	23,990	28,795
Other interest	43,425	29,191	8,350

Total	$212,025	$158,168	$81,044

17. Related-Party Transactions

There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of total assets) that are not otherwise discussed (see Notes 1, 2 and 10).

As of December 31, 2024 and 2023, the Company had investments in collateral loans of $12.6 billion and $11.8 billion, respectively, issued by related parties. These investments are included in fixed maturities, available for sale on the consolidated balance sheets, and are fully secured through the assets of each borrower. As of December 31, 2024 and 2023, $9.9 billion and $9.6 billion,

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

respectively, of these loans were subject to cross-collateralization agreements and a separate master guaranty. Through the cross-collateralization agreements, the Company has the ability to exercise remedies against the assets of any related borrower to satisfy a loan in default. Under the master guaranty, collateral must be retained by the related party borrowers and certain of their parent entities, providing additional credit enhancement to the Company. The Company had the following individually material investments in collateral loans:

	December 31,
	2024	2023
	(In Thousands)
Stonebriar Holdings LLC	$—	$558,620

As of December 31, 2024 and 2023, the Company had the following investments in related parties with interest rates ranging from 7.5% to 9.5% and maturity dates ranging from January 2025 through December 2025. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:

	December 31,
	2024	2023
	(In Thousands)
Holliday Park, LLC	$565,000	$372,000
Auburndale, LLC	402,000	—

As of December 31, 2024 and 2023, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $2,234.5 million and $385.8 million, respectively. The Company had the following individually material investments in commercial and residential mortgage loans:

	December 31,
	2024	2023
	(In Thousands)
OBH HoldCo	$1,579,899	$—

As of December 31, 2024 and 2023, the Company had investments in joint ventures and partnerships of $1,138.1 million and $1,291.1 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. These equity method investments are considered to be with related parties.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

SBL Holdings, Inc. (SBLH), the Company’s immediate parent, acquired an equity method investment in SkyRidge Cayman Holdings LLC, which is the ultimate parent company of SkyRidge Re, an insurance company licensed in Bermuda. SBLIC entered into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and fixed index annuity liabilities to SkyRidge Re (see Note 10). SBLIC also entered into an investment management agreement with SkyRidge Re to manage its investments. As a result of these relationships, SkyRidge Re is considered a related party for purposes of GAAP.

As of December 31, 2024 and 2023, the Company had total investments in securitizations in which related parties act as one or more of the collateral managers or sub-collateral managers of $4,565.5 million and $5,839.8 million, respectively. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager or in the case of non-performance on the unrelated assets. These investments are included in fixed maturities, available for sale and short-term investments on the consolidated balance sheets, aggregated at the issuer level. The Company had the following individually material investments in securitizations in which related parties act as one or more of the collateral managers or sub-collateral managers:

	December 31,
	2024	2023
	(In Thousands)
Cedar Crest 2022-1, LLC	$745,620	$751,652
Binney Park Capital LLC	525,280	489,134
Cedar Crest 2021-2, LLC	501,849	752,820
Shawnee 2022-2, LLC	455,188	701,990
Cedar Crest 2021-1, LLC	390,801	662,588
Gage Park, LLC	388,547	385,516
Shawnee 2022-1, LLC	—	592,559
Shawnee 2021-1, LLC	—	426,979
Maranon Loan Funding 2022-1 LLC	—	358,277

As of December 31, 2024 and 2023, the Company had total investments in other related parties of $3,720.8 million and $4,105.7 million, respectively. These investments are included in fixed maturity investments available for sale, equity securities at fair value and short-term investments on the consolidated balance sheets. The Company had the following individually material investments in other related parties:

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

	December 31,
	2024	2023
	(In Thousands)
Banner Creek Bridge, LLC	$684,000	$149,017
LAISAH, LLC	429,579	581,527
American Media Productions, LLC	349,911	349,999
Cain Re LLC	259,173	790,085
BH Luxury Residences, LLC	—	629,921
Oasis BH, LLC	—	406,318

Pursuant to an agreement effective January 1, 2017 (as amended effective November 1, 2020), the Company paid $152.3 million, $140.1 million, and $124.1 million for the years ended December 31, 2024, 2023 and 2022, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.

The Company has a portfolio of CLOs it owns, which portfolio is managed by Eldridge Structured Credit Advisors, LLC (previously, Panagram Structured Asset Management, LLC). The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or residual tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $0.5 million, $7.2 million, and $19.2 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company paid fees of $241.5 million, $223.9 million and $203.0 million for the years ended December 31, 2024, 2023 and 2022, respectively, to SBBS for providing management and administrative services.

The Company received $0.0 million, $435.0 million and $300.0 million in capital contributions from SBLH during 2024, 2023 and 2022, respectively. The Company paid $855.0 million, $350.0 million, and $100.0 million in dividends to SBLH during 2024, 2023 and 2022, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

The Company has noncontrolling interest of $106.2 million as a result of an investment transaction which consolidates within the Company with a minority interest held by EWS.

18. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department) and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differs from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected on the consolidated balance sheets in policy reserves and annuity account values as realized.

Redundant statutory reserves relating to GLWB benefits on fixed index annuity contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, in the amount of $556.8 million and $587.6 million as of December 31, 2024 and 2023, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.

SBLIC total adjusted capital, including surplus notes (see Note 16), was $7,217.9 million and $6,874.3 million at December 31, 2024 and 2023, respectively. Statutory net income of the insurance operations was $1,181.8 million, $1,202.5 million, and $358.0 million for the years ended December 31, 2024, 2023, and 2022, respectively.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.

SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

At December 31, 2024, SD had net capital of $8.1 million, which was $7.5 million in excess of its required net capital of $0.6 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 1.05 to 1 at December 31, 2024.

19. Subsequent Events

Subsequent events have been evaluated through April 25, 2025, which is the date the financial statements were issued.

Subsequent to year end, the Company paid a dividend of $350.0 million to SBLH. In addition, the Company declared a dividend of $70.0 million to SBLH.

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated April 25, 2025 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young, LLP

Kansas City, Missouri

April 25, 2025

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments

Other Than Investments in Related Parties

As of December 31, 2024

	December 31, 2024
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
	(In Thousands)
Securities available for sale:
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$30,396	$27,662	$27,662
Obligations of government-sponsored enterprises	648,336	638,824	638,824
Corporate	1,979,971	7,268,111	7,268,111
Municipal obligations	15,777	15,221	15,221
Commercial mortgage-backed	46,470	43,561	43,561
Residential mortgage-backed	22,340	21,170	21,170
Collateralized debt obligations	3,995	5,111	5,111
Collateralized loan obligations	6,083,118	6,997,530	6,997,530
Other asset backed	2,081,407	1,544,853	1,544,853

Total fixed maturity investments	$10,911,810	$16,562,043	$16,562,043

Equity securities:
Consumer	$90,723	$117,300	$117,300
Mutual funds	6,114	5,115	5,115
Preferred stocks	630,366	618,849	618,849

Total equity securities	$727,203	$741,264	$741,264

Securities Fair Value Option:
Fixed maturities	$77,090	$75,963	$75,963
Mortgage loans	529,024	492,139	529,024
Cash and cash equivalents	2,535,696	2,535,696	2,535,696
Short-term investments	91,020	91,020	91,020
Call options	1,020,039	1,020,039	1,020,039
Other invested assets	233,902	233,902	233,902

	$16,125,784	$21,752,066	$21,788,951

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

As of December 31, 2024 and 2023

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
As of December 31, 2024:
Life, health and annuity	$1,316,270	$54,792,373	$—	$6,098,188
As of December 31, 2023:
Life, health and annuity	1,352,451	50,205,496	—	4,956,188

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
As of December 31, 2024:
Life, health and annuity	$273,050	$3,026,091	$1,713,678	$291,295	$643,190
As of December 31, 2023:
Life, health and annuity	245,274	2,695,803	1,432,842	206,144	555,025

See accompanying Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance

Years Ended December 31, 2024, 2023 and 2022

	December 31, 2024
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(In Thousands)
Life insurance in force	$1,662,273	$1,655,611	$444,788	$451,450	99%
Premiums:
Life insurance	16,289	16,289	9,748	9,748	100
Annuity	6,796,955	1,981,470	10,790	4,826,275	0
Accident and health insurance	—	—	45	45	100

Total premiums	$6,813,244	$1,997,759	$20,583	$4,836,068	0%

	December 31, 2023
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(In Thousands)
Life insurance in force	$1,739,427	$1,733,372	$474,049	$480,104	99%
Premiums:
Life insurance	17,299	17,299	7,125	7,125	100
Annuity	6,721,795	2,475,021	10,292	4,257,066	0
Accident and health insurance	—	—	50	50	—

Total premiums	$6,739.094	$2,492,320	$17,467	$4,264,241	0%

	December 31, 2022
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(In Thousands)
Life insurance in force	$1,821,246	$1,815,389	$70,117	$75,974	92%
Premiums:
Life insurance	17,943	17,944	10,303	10,303	100
Annuity	5,197,194	1,275,247	12,842	3,934,789	0
Accident and health insurance	—	—	55	55	—

Total premiums	$5,215,137	$1,293,191	$23,200	$3,945,147	1%

FINANCIAL STATEMENTS

Security Varilife Separate Account Security Varilife

Year Ended December 31, 2024

With Report of Independent Registered Public Accounting Firm

Security Varilife Separate Account Security Varilife

Financial Statements

Year Ended December 31, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of Security Varilife Separate Account Security Varilife

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise Security Varilife Separate Account Security Varilife (the Separate Account), as of December 31, 2024 and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1993.

Kansas City, Missouri

April 25, 2025

1

Appendix

Subaccounts listed that comprising Security Varilife Separate Account Security Varilife

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF Managed Asset Allocation	For the period from January 1, 2024 through August 16, 2024 (closing of operations) and the year ended December 31, 2023

Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2024

Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2024

NAA All Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA Large Cap Value Series	For each of the two years in the period ended December 31, 2024

NAA Large Core Series	For each of the two years in the period ended December 31, 2024

NAA Mid Growth Series	For each of the two years in the period ended December 31, 2024

NAA World Equity Income Series	For each of the two years in the period ended December 31, 2024

Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2024

2

Security Varilife Separate Account Security Varilife

Statements of Net Assets

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values
Guggenheim VIF Managed Asset Allocation (b)	—	$—	$—	$—	—	$47.51
Guggenheim VIF Total Return Bond	3,566	54,934	50,918	50,918	2,256	22.56
Invesco V.I. Government Money Market	403,485	403,485	403,485	403,485	39,185	10.30
NAA All Cap Value Series (a)	23,890	730,521	807,948	807,948	9,356	86.31
NAA Large Cap Value Series (a)	11,567	399,130	480,032	480,032	7,219	66.43
NAA Large Core Series (a)	26,975	967,249	1,342,277	1,342,277	15,927	84.25
NAA Mid Growth Series (a)	22,295	974,111	1,165,575	1,165,575	9,190	126.82
NAA World Equity Income Series (a)	35,658	442,563	528,804	528,804	8,325	63.51
Neuberger Berman AMT Sustainable Equity	3,338	85,588	133,827	133,827	2,064	64.82

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

3

Security Varilife Separate Account Security Varilife

Statements of Operations and Change in Net Assets

Years Ended December 31, 2024 and 2023, Except as Noted

	Guggenheim VIF Managed Asset Allocation (b)	Guggenheim VIF Total Return Bond	Invesco V.I. Government Money Market
Net assets as of December 31, 2022	$289,209	$45,334	$81,385

Investment income (loss):
Dividend distributions	3,679	1,217	3,701
Investment Expenses:
Mortality and expense risk and administrative charges	(3,706)	(440)	(1,028)

Net investment income (loss)	(27)	777	2,673

Increase (decrease) in net assets from operations:
Capital gain distributions	2,257	—	—
Realized capital gain (loss) on investments	2,051	(1,966)	—
Change in unrealized appreciation (depreciation)	31,443	3,181	—

Net gain (loss) on investments	35,751	1,215	—

Net increase (decrease) in net assets from operations	35,724	1,992	2,673

Contract owner transactions:
Variable account deposits	4,551	1,181	2,693
Terminations, withdrawals and account payments	(8,831)	(13,472)	—
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(6,195)	(1,160)	(2,813)

Increase (decrease) in net assets from contract transactions	(10,475)	(13,451)	(120)

Total increase (decrease) in net assets	25,249	(11,459)	2,553

Net assets as of December 31, 2023	$314,458	$33,875	$83,938

Investment income (loss):
Dividend distributions	6,557	1,279	9,202
Investment Expenses:
Mortality and expense risk and administrative charges	(2,564)	(445)	(2,618)

Net investment income (loss)	3,993	834	6,584

Increase (decrease) in net assets from operations:
Capital gain distributions	15,085	—	—
Realized capital gain (loss) on investments	56,032	(149)	—
Change in unrealized appreciation (depreciation)	(55,158)	(419)	—

Net gain (loss) on investments	15,959	(568)	—

Net increase (decrease) in net assets from operations	19,952	266	6,584

Contract owner transactions:
Variable account deposits	2,518	1,036	5,865
Terminations, withdrawals and account payments	—	—	(9,452)
Transfers between subaccounts, net	(333,120)	16,786	321,019
Maintenance charges and mortality adjustments	(3,808)	(1,045)	(4,469)

Increase (decrease) in net assets from contract transactions	(334,410)	16,777	312,963

Total increase (decrease) in net assets	(314,458)	17,043	319,547

Net assets as of December 31, 2024	$—	$50,918	$403,485

(b)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

4

Security Varilife Separate Account Security Varilife

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA All Cap Value Series (a)	NAA Large Cap Value Series (a)	NAA Large Core Series (a)
Net assets as of December 31, 2022	$709,752	$479,294	$917,805

Investment income (loss):
Dividend distributions	10,801	6,686	15,731
Investment Expenses:
Mortality and expense risk and administrative charges	(8,756)	(5,466)	(12,353)

Net investment income (loss)	2,045	1,220	3,378

Increase (decrease) in net assets from operations:
Capital gain distributions	58,698	39,585	—
Realized capital gain (loss) on investments	4,738	20,673	(473)
Change in unrealized appreciation (depreciation)	(15,827)	(29,686)	220,153

Net gain (loss) on investments	47,609	30,572	219,680

Net increase (decrease) in net assets from operations	49,654	31,792	223,058

Contract owner transactions:
Variable account deposits	19,142	9,154	24,792
Terminations, withdrawals and account payments	(29,345)	(86,747)	(48,530)
Transfers between subaccounts, net	(48)	(1,059)	324
Maintenance charges and mortality adjustments	(12,299)	(9,907)	(27,142)

Increase (decrease) in net assets from contract transactions	(22,550)	(88,559)	(50,556)

Total increase (decrease) in net assets	27,104	(56,767)	172,502

Net assets as of December 31, 2023	$736,856	$422,527	$1,090,307

Investment income (loss):
Dividend distributions	12,693	7,887	38,111
Investment Expenses:
Mortality and expense risk and administrative charges	(10,003)	(5,809)	(15,652)

Net investment income (loss)	2,690	2,078	22,459

Increase (decrease) in net assets from operations:
Capital gain distributions	40,227	32,479	—
Realized capital gain (loss) on investments	2,173	1,890	10,323
Change in unrealized appreciation (depreciation)	20,505	14,188	231,669

Net gain (loss) on investments	62,905	48,557	241,992

Net increase (decrease) in net assets from operations	65,595	50,635	264,451

Contract owner transactions:
Variable account deposits	18,812	10,519	29,055
Terminations, withdrawals and account payments	—	—	(10,022)
Transfers between subaccounts, net	(1,529)	4,179	(4,931)
Maintenance charges and mortality adjustments	(11,786)	(7,828)	(26,583)

Increase (decrease) in net assets from contract transactions	5,497	6,870	(12,481)

Total increase (decrease) in net assets	71,092	57,505	251,970

Net assets as of December 31, 2024	$807,948	$480,032	$1,342,277

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

5

Security Varilife Separate Account Security Varilife

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA Mid Growth Series (a)	NAA World Equity Income Series (a)	Neuberger Berman AMT Sustainable Equity
Net assets as of December 31, 2022	$833,060	$427,775	$87,655

Investment income (loss):
Dividend distributions	13,051	11,888	75
Investment Expenses:
Mortality and expense risk and administrative charges	(11,388)	(5,471)	(1,207)

Net investment income (loss)	1,663	6,417	(1,132)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,576
Realized capital gain (loss) on investments	(3,372)	1,037	336
Change in unrealized appreciation (depreciation)	205,839	38,624	21,027

Net gain (loss) on investments	202,467	39,661	22,939

Net increase (decrease) in net assets from operations	204,130	46,078	21,807

Contract owner transactions:
Variable account deposits	21,416	40,870	38
Terminations, withdrawals and account payments	(14,682)	(21,539)	—
Transfers between subaccounts, net	(18)	153	—
Maintenance charges and mortality adjustments	(29,795)	(12,841)	(839)

Increase (decrease) in net assets from contract transactions	(23,079)	6,643	(801)

Total increase (decrease) in net assets	181,051	52,721	21,006

Net assets as of December 31, 2023	$1,014,111	$480,496	$108,661

Investment income (loss):
Dividend distributions	32,952	14,960	—
Investment Expenses:
Mortality and expense risk and administrative charges	(13,988)	(6,747)	(1,564)

Net investment income (loss)	18,964	8,213	(1,564)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	6,067
Realized capital gain (loss) on investments	4,744	9,069	811
Change in unrealized appreciation (depreciation)	137,426	38,286	20,640

Net gain (loss) on investments	142,170	47,355	27,518

Net increase (decrease) in net assets from operations	161,134	55,568	25,954

Contract owner transactions:
Variable account deposits	22,578	40,176	39
Terminations, withdrawals and account payments	(2,694)	(31,937)	—
Transfers between subaccounts, net	(95)	(2,365)	—
Maintenance charges and mortality adjustments	(29,459)	(13,134)	(827)

Increase (decrease) in net assets from contract transactions	(9,670)	(7,260)	(788)

Total increase (decrease) in net assets	151,464	48,308	25,166

Net assets as of December 31, 2024	$1,165,575	$528,804	$133,827

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

6

Security Varilife Separate Account Security Varilife

Notes to Financial Statements

December 31, 2024

1. Organization and Significant Accounting Policies

Security Varilife Separate Account Security Varilife (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. All activity in the account relates to Security Elite Benefit, a variable life product sold by SBL. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—

Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—

Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—

NAA All Cap Value Series	—	Security Investors, LLC	—

NAA Large Cap Value Series	—	Security Investors, LLC	—

NAA Large Core Series	—	Security Investors, LLC	—

NAA Mid Growth Series	—	Security Investors, LLC	—

NAA World Equity Income Series	—	Security Investors, LLC	—

Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—

Nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable account contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

7

Security Varilife Separate Account Security Varilife

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

During the current year the following subaccount name changes were made effective:

Date	New Name	Old Name
October 25, 2024	NAA All Cap Value Series	Guggenheim VIF All Cap Value

October 25, 2024	NAA Large Cap Value Series	Guggenheim VIF Large Cap Value

October 25, 2024	NAA Large Core Series	Guggenheim VIF StylePlus Large Core

October 25, 2024	NAA Mid Growth Series	Guggenheim VIF StylePlus Mid Growth

October 25, 2024	NAA World Equity Income Series	Guggenheim VIF World Equity Income

During the current year the following subaccount was liquidated and subsequently reinvested:

Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)
August 16, 2024	Guggenheim VIF Managed Asset Allocation	Invesco V.I. Government Money Market	333,132

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2024, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF Managed Asset Allocation (b)	$23,635	$338,967
Guggenheim VIF Total Return Bond	19,039	1,428
Invesco V.I. Government Money Market	347,491	27,944
NAA All Cap Value Series (a)	67,663	19,249
NAA Large Cap Value Series (a)	51,452	10,025
NAA Large Core Series (a)	53,110	43,132
NAA Mid Growth Series (a)	45,795	36,501
NAA World Equity Income Series (a)	49,666	48,713
Neuberger Berman AMT Sustainable Equity	6,093	2,378

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.

8

Security Varilife Separate Account Security Varilife

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2024.

Segment Disclosures

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of operations. An operating segment is

9

Security Varilife Separate Account Security Varilife

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

2. Variable Universal Life Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.90% of the average daily net asset value of each contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.35% of the average daily net assets of each account.

These charges are presented as expenses on the statements of operations and change in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state and local premium taxes is deducted from each premium payment as provided by pertinent state law.

Contract owner maintenance charges presented as a decrease in units on the statements of operations and change in net assets under the Maintenance charges and mortality adjustments line item may include the following:

•

A deduction for cost of insurance and cost of any riders is made monthly and is equal to a current cost of insurance rate multiplied by the net amount at risk under a policy at the beginning of the policy month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the policy month divided by 1.0032737, less the accumulated value at the beginning of the month.

10

Security Varilife Separate Account Security Varilife

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2024 and 2023, were as follows:

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim VIF Managed Asset Allocation (b)	51	(7,091)	(7,040)	100	(357)	(257)
Guggenheim VIF Total Return Bond	775	(46)	729	55	(687)	(632)
Invesco V.I. Government Money Market	33,268	(2,510)	30,758	270	(284)	(14)
NAA All Cap Value Series (a)	203	(136)	67	239	(540)	(301)
NAA Large Cap Value Series (a)	186	(86)	100	117	(1,714)	(1,597)
NAA Large Core Series (a)	241	(394)	(153)	236	(1,121)	(885)
NAA Mid Growth Series (a)	130	(208)	(78)	151	(387)	(236)
NAA World Equity Income Series (a)	588	(674)	(86)	710	(602)	108
Neuberger Berman AMT Sustainable Equity	—	(14)	(14)	1	(18)	(17)

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.

11

Security Varilife Separate Account Security Varilife

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2024, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF Managed Asset Allocation (b)
2024	—	47.51	—	0.04	1.25	6.36
2023	7,040	44.67	314,458	0.01	1.25	12.69
2022	7,297	39.64	289,209	0.01	1.25	(17.61)
2021	7,333	48.11	352,780	0.01	1.25	11.06
2020	7,354	43.32	318,542	0.01	1.25	11.19
Guggenheim VIF Total Return Bond
2024	2,256	22.56	50,918	0.03	1.25	1.76
2023	1,527	22.17	33,875	0.03	1.25	5.62
2022	2,159	20.99	45,334	0.03	1.25	(17.17)
2021	2,077	25.34	52,657	0.02	1.25	(1.67)
2020	2,058	25.77	53,058	0.02	1.25	12.78
Invesco V.I. Government Money Market
2024	39,185	10.30	403,485	0.04	1.25	3.41
2023	8,427	9.96	83,938	0.04	1.25	3.32
2022	8,441	9.64	81,385	0.01	1.25	—
2021	8,457	9.64	81,546	0.00	1.25	(1.23)
2020	8,412	9.76	82,134	0.00	1.25	(1.11)
NAA All Cap Value Series (a)
2024	9,356	86.31	807,948	0.02	1.25	8.87
2023	9,289	79.28	736,856	0.01	1.25	7.16
2022	9,590	73.98	709,752	0.01	1.25	(2.40)
2021	8,465	75.80	642,003	0.02	1.25	25.37
2020	8,257	60.46	499,475	0.02	1.25	0.60

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.

12

Security Varilife Separate Account Security Varilife

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
NAA Large Cap Value Series (a)
2024	7,219	66.43	480,032	0.02	1.25	12.02
2023	7,119	59.30	422,527	0.01	1.25	7.92
2022	8,716	54.95	479,294	0.01	1.25	(2.55)
2021	8,755	56.39	494,039	0.02	1.25	25.45
2020	8,809	44.95	396,234	0.02	1.25	0.92
NAA Large Core Series (a)
2024	15,927	84.25	1,342,277	0.03	1.25	24.30
2023	16,080	67.78	1,090,307	0.02	1.25	25.33
2022	16,965	54.08	917,805	0.01	1.25	(21.67)
2021	17,223	69.04	1,189,354	0.01	1.25	26.89
2020	17,703	54.41	963,471	0.02	1.25	17.29
NAA Mid Growth Series (a)
2024	9,190	126.82	1,165,575	0.03	1.25	15.90
2023	9,268	109.42	1,014,111	0.01	1.25	24.84
2022	9,504	87.65	833,060	0.00	1.25	(28.68)
2021	10,475	122.89	1,287,285	0.01	1.25	12.26
2020	10,564	109.47	1,156,356	0.01	1.25	30.46
NAA World Equity Income Series (a)
2024	8,325	63.51	528,804	0.03	1.25	11.17
2023	8,411	57.13	480,496	0.03	1.25	10.89
2022	8,303	51.52	427,775	0.02	1.25	(10.24)
2021	7,742	57.40	444,425	0.02	1.25	20.21
2020	7,143	47.75	341,059	0.02	1.25	5.32
Neuberger Berman AMT Sustainable Equity
2024	2,064	64.82	133,827	—	1.25	23.94
2023	2,078	52.30	108,661	0.00	1.25	25.00
2022	2,095	41.84	87,655	0.00	1.25	(19.66)
2021	2,113	52.08	110,060	0.00	1.25	21.63
2020	2,129	42.82	91,187	0.01	1.25	17.80

(a)	Name change. See Note 1.

13

Security Varilife Separate Account Security Varilife

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

14